Securities Act File No. 333-180165

Investment Company Act File No. 811-22677

As filed with the Securities and Exchange Commission on February 27, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 11	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 11

Avenue Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

399 Park Avenue, 6th Floor

New York, NY 10022

(Address of Principal Executive Offices)

(212) 878-3500

(Registrant’s Telephone Number, Including Area Code)

Sonia E. Gardner

Avenue Capital Group

399 Park Avenue, 6th Floor

New York, NY 10022

(212) 878-3500

(Name and Address of Agent for Service)

Copies to:

Stuart Strauss

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on February 28, 2018 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(i)
☐	on pursuant to paragraph (a)(i)
☐	75 days after filing pursuant to paragraph (a)(ii)
☐	on pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

☐            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Common Stock

PROSPECTUS

  February 28, 2018

AVENUE CREDIT STRATEGIES FUND

Investor Class Shares

ACSAX

Institutional Class Shares

ACSBX

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ii

SUMMARY INFORMATION

AVENUE CREDIT STRATEGIES FUND

Investment Objective

Avenue Credit Strategies Fund (the "Fund") seeks total return, primarily from capital appreciation, fees and interest income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Institutional Class
Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management (Advisory) Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses
Shareholder Servicing Fees	0.14%	0.08%
Investment Related Expenses(1)	0.40%	0.48%
All Other Expenses	0.74%	0.74%
Total Other Expenses	1.28%	1.30%
Total Annual Fund Operating Expenses	2.53%	2.30%
Expense Reimbursement	0.38%	0.32%
Total Annual Fund Operating Expenses After Expense Reimbursement(2)	2.15%	1.98%

(1)  Investment related expenses include short sales expense, stock loan fees and interest expense.

(2)  Avenue Capital Management II, L.P., the Fund's investment adviser (the "Adviser"), has contractually agreed to reimburse the Fund so that Total Annual Fund Operating Expenses After Expense Reimbursement are limited to 1.75% and 1.50% of the average daily net assets of the Investor Class and Institutional Class, respectively, through and including February 28, 2019 (excluding (i) interest, taxes, brokerage commissions and expenditures capitalized in accordance with generally accepted accounting principles, (ii) portfolio transactions and investment related expenses, and (iii) extraordinary expenses not incurred in the ordinary course of the Fund's business) (the "Expense Cap Agreement"). The Fund may repay the Adviser for any such reimbursement if, within three years of the reimbursement, the Fund could repay the Adviser without causing the Fund's Total Annual Fund Operating Expenses After Expense Reimbursement to exceed 1.75% and 1.50% of the average daily net assets of the Investor Class and Institutional Class, respectively (subject to the exclusions described above), for the fiscal year in which such repayment would occur when such amount repaid to the Adviser is included in the Fund's Total Annual Fund Operating Expenses; provided that any such repayment required to be made to the Adviser following a termination of the Expense Cap Agreement will be subject to the approval of the Fund's Board of Trustees. The Expense Cap Agreement can only be terminated by the independent Trustees of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, and that the Adviser did not reimburse expenses after the first year (in the first year, expenses are based on the net amount pursuant to the Expense Cap Agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$219	$753	$1,314	$2,842
Institutional Class	$201	$689	$1,204	$2,616

The Example reflects the impact of the Fund's contractual expense limitation for a period of at least one year. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over") its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 115% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Depending on current market conditions and the Fund's outlook over time, the Fund seeks to achieve its investment objective by opportunistically investing in a combination of high yield bonds, senior secured bank loans ("Senior Loans") and distressed debt instruments (and loan-related or debt-related instruments, including derivative instruments) (collectively, "credit obligations").

The Fund will primarily utilize a fundamental based investment research process that will seek to capitalize on market inefficiencies and reallocate its portfolio to opportunistically emphasize those investments, categories of investments and geographic exposures believed to be best suited to the current investment and interest rate environment and market outlook.

Portfolio Construction Guidelines. Under normal market conditions, the Fund will invest at least 80% of its total assets in any combination of the following credit obligations and related instruments: (i) unsecured debt obligations, including high yield, high-risk obligations (i.e., those that, at the time of investment, are rated below investment grade by a nationally recognized statistical rating organization ("NRSRO") or are unrated but deemed by the Adviser, to be of comparable quality, which are often referred to as "junk" securities); (ii) Senior Loans (including those that, at the time of investment, could be considered "junk" securities as described above); (iii) second lien or other subordinated or unsecured adjustable, variable or floating rate and fixed rate loans or debt, including convertible bonds (including those that, at the time of investment, could be considered "junk" securities as described above); (iv) structured products, including collateralized debt and loan obligations (collectively, "structured products") that provide long or short exposure to other credit obligations; (v) swaps and other derivative instruments (including credit default, total return, index and interest rate swaps, options (including options on swaps, futures contracts and foreign currencies), forward contracts and futures contracts) that provide long or short exposure to credit obligations; (vi) foreign currencies and foreign currency derivatives (including foreign currency-related swaps, futures contracts and forward contracts) acquired for the purpose of hedging currency risk arising from the credit obligations in the Fund's portfolio; (vii) preferred stocks (including those that, at the time of investment, could be considered "junk" securities as described above); and (viii) short-term debt securities such as U.S. government securities, commercial paper and other money market instruments and cash equivalents (including shares of money market funds). Certain types of structured products, swaps and other derivative instruments provide short exposure to credit obligations whose value is inversely related to the value of one or more other credit obligations. The credit obligations in which the Fund invests may include newly issued securities (e.g., initial debt offerings). The Fund will not be required to maintain any particular weighted average maturity or duration for its investment portfolio.

Under normal market conditions, the Fund may invest up to 20% of its total assets in any combination of the following: (i) structured products that provide long or short exposure to assets and indices other than credit obligations; (ii) swaps and other derivative instruments (including total return, index and interest rate swaps, options, warrants, forward contracts, futures contracts and options on futures contracts) that provide long or short exposure to assets and indices other than credit obligations; (iii) equity securities obtained through the conversion or exchange of convertible or exchangeable instruments, debt restructurings or bankruptcy proceedings and hedges on such positions (including, without limitation, hedges via short exposure or short sales); (iv) equity securities issued through the conversion or exchange of convertible or exchangeable instruments, debt restructurings or post-reemergence from bankruptcy for a period of time up to 18 months following such issuance; and (v) rights offered by companies in bankruptcy or undergoing a debt restructuring. If the Fund receives equity securities in a debt restructuring or bankruptcy proceeding in an amount that would cause it to exceed the foregoing 20% limitation, the Fund will not be required to reduce its positions in such securities, or in any related hedges or any other investment, if the Adviser believes it would not be in the best interest of the Fund to do so. However, the Fund may not increase its position in such securities while it remains above the 20% limitation.

In addition to providing long or short exposure to credit obligations, structured products, swaps and other derivative instruments may reference underlying assets such as equities, equity indices, commodities and commodity indices. The Fund may invest in such instruments in order, for example: (i) to seek current income or capital appreciation; or (ii) to reduce the Fund's exposure solely to credit obligations. The Adviser believes that the flexibility afforded by being able to invest in such instruments may benefit the Fund by: (i) allowing the Fund to invest in potentially attractive investment opportunities that are not credit obligations; and (ii) increasing the mix of instruments in the Fund's portfolio which could reduce the overall risk of the Fund's portfolio. There can be no assurance that these benefits will be realized and such instruments may expose the Fund to risks not presented by credit obligations. The Fund may invest in such instruments for non-hedging purposes, which is considered a speculative practice, and presents even greater risk of loss.

The Fund may invest up to 20% of its total assets in Senior Loans or other, unsecured obligations including unsecured high yield and convertible bonds which are in default or bankruptcy at the time of investment.

Credit Quality and Geographic Origin of Portfolio Investments. In making investments in accordance with the foregoing portfolio construction guidelines, the Fund may invest in credit obligations of any credit quality. The Fund may invest in credit obligations from issuers that, at the time of investment, the Adviser believes to be distressed (i.e., unable to service their debts).

In making investments in accordance with the foregoing portfolio construction guidelines, the Fund may invest globally in U.S. and non-U.S. issuers' obligations and such obligations may be U.S. dollar denominated as well as non-U.S. dollar denominated. The Fund will typically seek to limit its exposure to foreign currency risks by entering into forward transactions and other hedging transactions to the extent practicable. Under normal market conditions, the Fund expects to invest in both U.S. and non-U.S. issuers. However, the Fund may invest a substantial part of its assets in just one country. The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund's current areas of geographic focus will be the United States and, secondarily, developed Europe, Asia and Canada. The Fund's geographic areas of focus are subject to change from time to time and may be changed without prior notice to the Fund's shareholders. However, the Fund plans to invest primarily in countries that have creditors' rights laws and regulations that the Fund believes are sufficiently developed with adequate creditor protection rights. There is no minimum or maximum limit on the amount of the Fund's assets that may be invested in non-U.S. developed country credit obligations, but the Fund will invest no more than 20% of its total assets in emerging market credit obligations or sovereign obligations of developed and emerging market issuers.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Principal Risks of Investing in the Fund

You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors should not consider the Fund a complete investment program.

Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, that do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The widening of credit spreads (i.e., the difference in yield between different securities, due to different credit quality), especially in the absence of defaults in higher yield, lower rated credit obligations, could also adversely affect the market value of securities owned by the Fund. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk.

Risks of Changes in Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the "Federal Reserve") has taken measures designed to support the U.S. economic recovery, including keeping the federal funds rate at a historically low level. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market ("Quantitative Easing"). As the Federal Reserve has ended its Quantitative Easing program and has begun, and is expected to continue, to raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes, along with other economic, political or other factors, may cause the fixed income markets to experience increased volatility and reduced liquidity, causing the value of the Fund's investments and its net asset value ("NAV") per share to decline. The Fund may seek to maintain a significant cash position under these circumstances. A substantial cash position can impact Fund performance in certain market conditions, and may make it more difficult for the Fund to achieve its investment objective. The Fund recently experienced a high volume of redemptions attributable in part to these market conditions, which it was able to meet from its cash position. If the Fund experiences further high redemptions because of these developments, the Fund's current cash position may not be sufficient to continue to meet these redemptions and the Fund may have to sell investments at times when it would not be advantageous to do so, potentially resulting in losses to the Fund. The Fund may also experience increased portfolio turnover, which will increase the costs that the Fund incurs and may further lower the Fund's performance. Certain Fund investments may also be difficult to value during such periods.

Credit Risk. Credit risk refers to the possibility that the issuer of a security or other instrument will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade (including obligations of distressed issuers), the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Below investment grade securities (i.e., securities rated below Baa3 by Moody's Investors Service, Inc. ("Moody's") or below BBB- by Standard & Poor's Ratings Services ("S&P")) are commonly referred to as "junk" securities. Generally, lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater volatility and greater liquidity concerns. Such securities are generally regarded as predominantly speculative with respect to the issuers' capacity to pay interest or repay principal in accordance with their terms. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. Additionally, the secondary market for such securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. The market for lower-grade securities may also have less information available than the market for other securities, further complicating evaluations and valuations of such securities and placing more emphasis on the experience, judgment and analysis of the Adviser.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund's counterparties with respect to derivatives, swaps or other transactions supported by the counterparty's credit may affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to subprime mortgages or other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities' capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of default by, or the insolvency of, a counterparty, the Fund may sustain losses or be unable to liquidate a derivative or swap position. The Fund may also experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Adviser will evaluate and monitor the creditworthiness of the Fund's counterparties. Specifically, the Adviser's risk and compliance personnel will implement processes with respect to pre-approval, ongoing monitoring and parameters with respect to the Fund's counterparty risk exposure. The parameters and limitations that may be imposed will depend on the creditworthiness of the Funds' counterparties and the nature of the transactions in which the Fund will engage. Up to 25% of the value of the Fund's total assets may be exposed to any one issuer (a Fund's counterparty in an over-the-counter ("OTC") derivative transaction is considered to be the "issuer" of such investment), however, the Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") and accordingly, as a general matter, with respect to 50% of the Fund's assets, no more than 5% of the Fund's total assets may be invested in the securities of any one issuer, at the end of each quarter of its taxable year. Other than the foregoing limitations, there is no maximum amount of the Fund's assets that could be exposed to any one group of affiliated counterparties.

Below Investment Grade Securities Risk. Fixed income securities rated below investment grade (also known as high yield securities, or "junk bonds") generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk and volatility. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.

Interest Rate and Income Risk. The income you receive from the Fund is based in large part on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund's income risk. The amount and rate of distributions that the Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less. Trends in current market interest rates relative to historical norms may present a substantial risk that the fixed rate securities or other instruments in the Fund's portfolio will decline in value as interest rates rise.

Prepayment or Call Risk. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

Senior Loans Risk. There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans generally are not registered with the Securities and Exchange Commission ("SEC") or any state securities commission and are not listed on any national securities exchange or quoted on any automated quotation system and as such, many Senior Loans may be considered less liquid than securities or instruments that are listed on a national securities exchange or quoted on an automated quotation system, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund's NAV and difficulty in valuing the Fund's portfolio of Senior Loans. Although the Adviser believes that the Fund's investments in adjustable rate Senior Loans could limit fluctuations in the Fund's NAV as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for such Senior Loans and result in fluctuations in the Fund's NAV and difficulty in valuing the Fund's portfolio of Senior Loans. Senior Loans may also be subject to structural subordination and, although they may be senior to equity and other debt securities in the borrower's capital structure, may be subordinated to obligations of the borrower's subsidiaries (i.e., a borrower may only be able to make payments on a Senior Loan after the debt obligations of the borrower's subsidiaries have been repaid).

Second Lien or Other Subordinated or Unsecured Loans or Debt Risk. Second lien or other subordinated or unsecured loans or debt generally are subject to similar risks as those associated with investments in Senior Loans. In addition, because second lien or other subordinated or unsecured loans or debt are subordinated in payment and/or lower in lien priority to Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated loans or debt, both secured and unsecured, are expected to have greater price volatility than Senior Loans and may be less liquid. Second lien or other subordinated or unsecured loans or debt of below investment grade quality share risks similar to those associated with investments in other below investment grade securities and obligations.

Structured Products Risk. The Fund may invest in structured products, including collateralized debt obligations ("CDOs"), collateralized bond obligations ("CBOs"), collateralized loan obligations (CLOs), structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the issuer of the structured product, and generally does not have direct rights against the issuer of, or the entity that sold, assets underlying the structured product. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding such securities, investors in structured products generally pay their share of the structured product's administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying indices or prices of the underlying assets will rise or fall, but prices of the underlying indices and assets (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of decreasing the Fund's liquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for, and may have difficulty valuing, these securities. The Fund may invest in such instruments for non-hedging purposes, which is considered a speculative practice, and presents even greater risk of loss.

Swaps Risk. The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the counterparty to the transaction (i.e., counterparty risk), risk of imperfect correlation and manager risk and may involve commissions or other costs. They are also subject to the risks of the underlying investments, index or reference obligations. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. When the Fund sells credit default swaps, however, the risk of loss may be the entire notional amount of the swap. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. If the Adviser is incorrect in its forecast of market values, interest rates, currency exchange rates or counterparty risk, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. The Fund may invest in such instruments for non-hedging purposes, which is considered a speculative practice, and presents even greater risk of loss. In addition, to the extent that these instruments are tied to the fixed income markets, the Fund may be more substantially exposed to the risks of changes in fixed income market conditions, as described above, than a fund that does not invest in these instruments.

Other Derivative Instruments Risk. The Fund may utilize options, forward contracts, futures contracts and options on futures contracts for hedging purposes, and to seek to increase total return. These instruments involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the counterparty to the transaction (i.e., counterparty risk), illiquidity of the derivative instrument and, to the extent the prediction as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used. In addition, transactions in such instruments may involve commissions and other costs, which may increase the Fund's expenses and reduce its return. Amounts paid as premiums and cash or other assets held in margin accounts with respect to such instruments are not otherwise available to the Fund for investment purposes. The Fund may invest in such instruments for non-hedging purposes, which is considered a speculative practice, and presents even greater risk of loss. In addition, to the extent that these instruments are tied to the fixed income markets, the Fund may be more substantially exposed to the risks of changes in fixed income market conditions, as described above, than a fund that does not invest in these instruments.

Foreign Securities Risk. The Fund may invest in credit obligations, including loans, of issuers that are organized or located in countries other than the United States, including non-U.S. dollar denominated securities. Investing in non-U.S. issuers involves risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, the potential for political, social and economic adversity and currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of investments denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in such relative value could reduce the value of such investments held by the Fund.

Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible restructuring of government debt, transaction taxes and other taxes and other government measures responding to those concerns. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

On June 23, 2016, the United Kingdom ("UK") held a remain-or-leave referendum on the UK's membership of the European Union ("EU"), the result of which favored the exit of the United Kingdom from the EU ("Brexit"). A process of negotiation will determine the future terms of the UK's relationship with the EU, as well as whether the UK will be able to continue to benefit from the EU's free trade and similar agreements. Depending on the terms of Brexit, economic conditions in the UK, the EU and global markets may be adversely affected by reduced growth and volatility. In addition, spurred by the Brexit referendum vote, other EU members may propose similar measures, thereby raising the possibility of additional departures from the EU. The uncertainty before, during and after the period of negotiation—the timing of which is unknown—may also have a negative economic impact and increase volatility in the markets, particularly in the United Kingdom and the Eurozone. Such negative economic impact and volatility could, in turn, adversely affect market conditions. In addition, the political and economic instability in the UK and other European countries, particularly countries in the Eurozone, could adversely affect the Fund's investments. The Fund may make investments in the UK (before and after departure from the EU), other EU members and in non-EU countries that are directly or indirectly affected by the Brexit.

The foreign securities in which the Fund may invest may be issued by companies or governments located in emerging market countries. Investing in the securities of issuers operating in emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, securities markets that trade a small number of securities and may be more vulnerable to diplomatic developments, including the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals. Securities issued by companies or governments located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Securities in these countries have been characterized by greater potential loss than securities of companies and governments located in developed countries.

Newly Issued Securities Risk. The credit obligations in which the Fund invests may include newly issued securities ("new issues"), such as initial debt offerings. New issues had a more significant impact on the performance of the Fund during periods in which it had a small asset base. The impact of new issues on the Fund's performance likely will decrease to the extent that the Fund's asset size increases, which could reduce the Fund's returns. New issues may not be consistently available to the Fund for investing, particularly if the Fund's asset base continues to grow. Certain new issues, such as initial debt offerings, may be volatile in price due to the absence of a prior trading market, limited quantities available for trading and limited information about the issuer. The Fund may hold new issues for a short period of time. This may increase the Fund's turnover and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, new issues can experience an immediate drop in value after issuance if the demand for the securities does not continue to support the offering price.

Active Trading Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. The effects of higher than normal portfolio turnover may adversely affect Fund performance.

Manager Risk. As with any managed fund, the Adviser may not be successful in selecting the best-performing investments or investment techniques in managing the Fund's portfolio, and the Fund's performance may lag behind that of similar funds. The Adviser has great flexibility in selecting investments because the Fund is unconstrained by capitalization, industry, style and geographic region. This increased flexibility may present greater investment risk than a fund with more rigid investment restrictions because the success of the Adviser's portfolio selections is dependent upon a greater number of variables. The Fund may be liquidated at any time without shareholder approval and at a time that may not be favorable for all of the Fund's shareholders.

Style Risk. The Adviser identifies opportunities in industries that appear to be temporarily distressed or in turmoil. The prices of securities in these industries may tend to go down more than those of companies in other industries. Because of the Fund's disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can impact Fund performance in certain market conditions, and may make it more difficult for the Fund to achieve its investment objective.

Short Position Risk. The Fund may use structured products and derivatives to gain short exposure, and may engage in short selling. Taking such short positions involves leverage of the Fund's assets and present various risks. If the price of the instrument or market on which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a third party. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the issuer of the structured product or counterparty to the derivative transaction may fail to honor its contract terms, causing a loss to the Fund.

In order to sell an instrument short, the Fund must first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement a short position in a specific security due to the lack of available instruments, counterparties or for other reasons. In short sales, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a bond or other asset, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no limit on potential losses, while potential gains are limited to the price of the bond at the time of the short sale. In addition, engaging in short selling may limit the Fund's ability to fully benefit from increases in the fixed income markets.

The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales which could inhibit the ability of the Adviser to sell securities short on behalf of the Fund.

Hedging Strategies Risk. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund may only choose to engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in market prices or currency exchange rates occur.

Conflicts of Interest Risk. Because the Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Adviser receives fees from certain accounts that are higher than the fees received from the Fund, or receives a performance-based fee on certain accounts. In those instances, the Adviser has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Adviser has proprietary investments in certain accounts or where the portfolio manager or other employees of the Adviser have personal investments in certain accounts. The Adviser has an incentive to favor these accounts over the Fund. Because the Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time.

Conflicts of interest may arise where the Fund and other funds advised by the Adviser or its affiliates ("Avenue funds") simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one Avenue fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Avenue funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other Avenue funds, such other Avenue funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other Avenue funds were to lose their respective investments as a result of such difficulties, the Adviser may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Adviser will seek to act in the best interests of each of the Avenue funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance policies and procedures.

In addition, the 1940 Act limits the Fund's ability to enter into certain transactions with certain affiliates of the Adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Adviser or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company's loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain "joint" transactions with certain of the Fund's affiliates (which could include other Avenue funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved various policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these policies and procedures and any conflicts that may arise.

Performance

The bar chart and the table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Institutional Class shares of the Fund have performed from year-to-year. Investor Class share performance would be lower due to the higher expenses paid by Investor Class shares. The table shows how the Fund's Institutional Class and Investor Class average annual total returns for the one year and since inception periods compare to the returns of a broad measure of market performance. Absent any limitation of the Fund's expenses, total returns would be lower.

The Fund's current performance for the most recent month end can be obtained by calling 1-877-525-7330. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns for Institutional Class Shares

Highest quarterly return: 5.01% (for the quarter ended 9/30/2016)

Lowest quarterly return: -10.62% (for the quarter ended 12/31/2015)

Average Annual Total Returns (for the periods ended December 31, 2017)

For the periods ended December 31, 2017	Past 1 Year	Past 5 Years	Since Inception
Institutional Class (inception date: 6/1/12)— Return Before Taxes	-1.81%	-0.48%	2.07%
Institutional Class—Return After Taxes on Distributions	-4.72%	-2.69%	-0.46%
Institutional Class—Return After Taxes on Distributions and Sale of Fund Shares	-1.03%	-1.28%	0.59%
Investor Class (inception date: 6/1/12)— Return Before Taxes	-1.93%	-0.72%	1.83%
Bloomberg Barclays U.S. Corporate High Yield Index	7.50%	5.78%	7.01%
CS Leveraged Loan Index*	4.25%	4.33%	4.86%

*  The CS Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market and is provided because the Fund may invest a significant portion of its assets in such loans.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates during the respective periods, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Institutional Class shares, and after-tax returns for Investor Class shares will differ. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Management

Investment Adviser. Avenue Capital Management II, L.P.

Portfolio Manager. Jeffrey J. Gary, Senior Portfolio Manager, has been the portfolio manager of the Fund since June 2012.

Purchase and Sale of Fund Shares

The minimum initial investment for the Investor Class of the Fund is $5,000 and the minimum initial investment for the Institutional Class is $1,000,000. There is no minimum for subsequent investments. At the sole discretion of the Fund, the initial investment minimums may be waived for certain investors.

You may purchase or sell (redeem) shares by making a request of the Fund in writing to Avenue Credit Strategies Fund, c/o State Street Bank and Trust Company, Attn: Transfer Agent, One Lincoln Street, Boston, MA 02111, or by telephone at 1-877-525-7330. You may also purchase or redeem shares by contacting your broker-dealer or other financial intermediary.

Tax Information

The Fund's distributions may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged account. Investments through tax-advantaged accounts may become taxable upon withdrawal from such accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies typically pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective and Principal Investment Strategies of the Fund

There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective and 80% investment policy are not considered to be fundamental by the Fund and can be changed without the vote of the Fund's shareholders by the Board with at least 60 days' prior written notice provided to shareholders.

Investment Philosophy

The Adviser has experience investing in high yield bonds, Senior Loans and other subordinated debt instruments, including those of stressed and distressed issuers. In selecting investments for the Fund, the Adviser performs due diligence and fundamental research, and evaluates the risk/return opportunities within the capital structure of a company, as well as the industry and asset class. The Adviser employs a disciplined investment philosophy and a consistent investment approach in its focus on credit opportunities. The Adviser's investment team uses a robust credit process that includes research and analysis using primarily a bottom-up approach, combined with a top-down process, to find mispriced or undervalued opportunities. From the bottom up, the professionals of the Adviser conduct fundamental analysis related to credit obligations of specific issuers, including examining issuers' financials and operations, including sales, earnings, growth potential, assets, debt, management and competition. From the top down, they perform industry analysis and consider macroeconomic themes of the overall credit market and economic conditions. This includes the Adviser seeking to understand historic and prospective industry trends affecting an investment opportunity. The Adviser expects that the Fund's portfolio will generally consist of a relatively small number of issuers. The Fund typically seeks to balance interest rate risk with investment performance by investing, when deemed advisable by the Adviser, in both adjustable, variable or floating rate credit obligations, which are more likely to maintain their value in changing interest rate environments, and fixed rate credit obligations, which are more likely to lose value in rising interest rate environments but may pay higher rates of interest than adjustable, variable or floating rate credit obligations. The Fund typically seeks to balance credit risk with investment performance by investing, when deemed advisable by the Adviser, in both Senior Loans, which may pose less credit risk, and other credit obligations (i.e., second lien, subordinated or unsecured obligations), which may offer the prospect of higher returns with more credit risk. While the Fund's investments generally follow the above analysis for investment opportunities, there will be investments where some or all of such processes are not undertaken.

The Fund may manage risk through shorting and other hedging strategies when deemed advisable by the Adviser; however, the Adviser does not intend for this to be a principal part of the Fund's investment strategy. There can be no assurance that the Fund's hedging strategies will succeed.

Additional Portfolio Construction Guidelines

In addition to the portfolio construction guidelines discussed above under "Principal Investment Strategies of the Fund," the Fund invests according to the following additional guidelines.

Principal Investment Strategies

Percentage limitations described in this Prospectus are as of the time of investment by the Fund and may be exceeded after such time because of changes in the market value of the Fund's assets.

The Fund's policy of investing, under normal market conditions, in accordance with the portfolio construction guidelines is not considered to be fundamental by the Fund and can be changed, without the vote of the Fund's shareholders, by the Board.

The Fund may invest in credit obligations of any maturity or duration.

The Fund may invest in loans and bonds issued by issuers of any size. The credit obligations in which the Fund invests may include new issues (e.g., initial debt offerings). The Fund may invest in credit obligations at all levels of the capital structure. In investing in credit obligations, the Fund currently intends to focus on senior secured debt and other senior debt (including senior unsecured debt issued by an issuer that has also issued senior secured debt).

The Fund may use structured products and derivatives to gain short exposure, and may enter into short sales. In short selling transactions, the Fund sells an asset it does not own in anticipation of a decline in the market value of that asset. To complete the transaction, the Fund must borrow the asset to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale.

Non-Principal Investment Strategies

The Fund may invest in repurchase and reverse repurchase agreements. A repurchase agreement effectively represents a loan from the Fund to the seller under the agreement. A reverse repurchase agreement effectively represents a borrowing by the Fund from the buyer under the agreement. The Fund may invest in credit obligations or related instruments that, at the time of investment, are likely to default. The credit obligations and related instruments in which the Fund may invest include mortgage-backed and asset-backed securities and securities whose value depends on the value of mortgage-backed or asset-backed securities. These types of investments present special risks.

The debt obligations in which the Fund invests may include trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

Certain debt obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future.

The Fund may invest in securities of other open- or closed-end investment companies, including foreign investment companies and exchange-traded funds ("ETFs"), to the extent permitted under the 1940 Act. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. Most ETFs hold a portfolio of securities designed to track the performance of a securities index, including industry, sector, country and region indexes, but such ETFs may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETFs.

The Fund does not intend to utilize financial leverage for investment purposes (i.e., to purchase additional portfolio securities consistent with the Fund's investment objective and primary investment strategy). However, the Fund has established a short-term line of credit for emergency purposes (e.g., to fund redemptions) in accordance with regulations for open-end, management investment companies registered under the 1940 Act. There is no guarantee that the Fund will continue to maintain this line of credit, and may discontinue doing so at any time.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions which otherwise might require untimely dispositions of Fund investments.

For temporary defensive purposes, during periods in which the Adviser believes that changes in economic, financial or political conditions make it advisable to do so, the Fund may reduce its primary investment holdings (when taking a temporary defensive position) and invest in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of: (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (iii) adjustable, variable or floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. or foreign corporations; (v) repurchase agreements with banks and broker-dealers with respect to such securities; and (vi) shares of money market funds. The Fund intends to invest for these temporary defensive purposes only in short-term and medium-term debt securities that the Adviser believes to be of high quality, i.e., subject to a lower risk of loss of interest or principal. In taking such positions, the Fund temporarily would not be pursuing and may not achieve its investment objective. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

Principal Risks of Investing in the Fund

You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the FDIC or any other governmental agency.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors should not consider the Fund a complete investment program.

Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, such as zero-coupon bonds that do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in number over time. The widening of credit spreads (i.e., the difference in yield between different securities, due to different credit quality), especially in the absence of defaults in higher yield, lower rated credit obligations, could also adversely affect the market value of securities owned by the Fund. The Fund has no policy limiting the maturity of credit obligations it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk.

Risks of Changes in Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Federal Reserve has taken measures designed to support the U.S. economic recovery, including keeping the federal funds rate at a historically low level. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (Quantitative Easing). As the Federal Reserve has ended its Quantitative Easing program and has begun, and may continue, to raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes, along with other economic, political or other factors, may cause the fixed income markets to experience increased volatility and reduced liquidity, causing the value of the Fund's investments and its NAV per share to decline. The Fund may seek to maintain a significant cash position under these circumstances. A substantial cash position can impact Fund performance in certain market conditions, and may make it more difficult for the Fund to achieve its investment objective. The Fund recently experienced a high volume of redemptions attributable in part to these market conditions, which it was able to meet from its cash position. If the Fund experiences further high redemptions because of these developments, the Fund's current cash position may not be sufficient to continue to meet these redemptions and the Fund may have to sell investments at times when it would not be advantageous to do so, potentially resulting in losses to the Fund. The Fund may also experience increased portfolio turnover, which will increase the costs that the Fund incurs and may further lower the Fund's performance. Certain Fund investments may also be difficult to value during such periods.

While assets in fixed income markets have grown rapidly in recent years, the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. For example, primary dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. This reduction in market-making capacity may be a persistent change, to the extent it is resulting from broader structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Credit Risk. Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Below investment grade securities (that is, securities rated below Baa3 or lower by Moody's or below BBB- or lower by S&P) are commonly referred to as "junk" securities. Generally, lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater volatility and greater liquidity concerns. Such securities are generally regarded as predominantly speculative with respect to the issuers' capacity to pay interest or repay principal in accordance with their terms. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher- grade securities. The market for lower-grade securities may also be less liquid than other markets, making it more difficult to sell such securities, and have less information available than the market for other securities, further complicating evaluations and valuations of such securities and placing more emphasis on the experience, judgment and analysis of the Adviser.

The Fund may invest in credit obligations of stressed and distressed issuers including those that are in covenant or payment default. Such obligations are subject to a multitude of legal, industry, market, economic and governmental forces each of which make analysis of these companies inherently difficult. The Adviser relies on interviews and meetings with company management, outside experts, market participants and firsthand experience to analyze potential investments. There can be no assurance that any of these sources will provide credible information, or that the Adviser's analysis will produce conclusions that lead to profitable investments for the Fund. Obligations of stressed and distressed issuers generally trade significantly below par, are considered speculative and may be illiquid. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy court may approve actions that would be contrary to the interests of the Fund. A bankruptcy filing by an issuer may cause such issuer to lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity, and its liquidation value may be less than its value was believed to be at the time of investment. In addition, the duration of a bankruptcy proceeding is difficult to predict and as such, a creditor's return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor's estate prior to any return to creditors. Further, in the early stages of the bankruptcy process it is often difficult to estimate the extent of any contingent claims that might be made and, as such, there is a risk that the Fund's influence with respect to the class of obligations it owns could be lost by increases in the number and amount of claims in that class or by different classification and treatment. A creditor, such as the Fund, can also lose its ranking and priority if it is determined that such creditor exercised "domination and control" over a debtor and other creditors can demonstrate that they have been harmed by such actions. In addition, certain claims have priority by law, such as claims for taxes, which may be substantial and could affect the ability of the Fund to be repaid.

In any investment involving stressed or distressed debt obligations, there is a risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed debt obligations, the value of which may be less than the Fund's purchase price of such obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. However, investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell. Credit risk may also exist due to overcollateralization with certain brokers.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund's counterparties with respect to derivatives, swaps or other transactions supported by the counterparty's credit may affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to subprime mortgages or other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities' capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of default or the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a swap or other derivative position. The Adviser will evaluate and monitor the creditworthiness of the Fund's counterparties. Specifically, the Adviser's risk and compliance personnel will implement processes with respect to pre-approval, ongoing monitoring and parameters with respect to the Fund's counterparty risk exposure. The parameters and limitations that may be imposed will depend on the creditworthiness of the Funds' counterparties and the nature of the transactions in which the Fund will engage. Up to 25% of the value of the Fund's total assets may be exposed to any one issuer (a Fund's counterparty in an OTC derivative transaction is considered to be the "issuer" of such investment), however, the Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and accordingly, as a general matter, with respect to 50% of the Fund's assets, no more than 5% of the Fund's total assets may be invested in the securities of any one issuer, at the end of each quarter of its taxable year. Other than the foregoing limitations, there is no maximum amount of the Fund's assets that could be exposed to any one group of affiliated counterparties.

The counterparty risk for cleared derivative transactions is generally lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

Below Investment Grade Securities Risk. Fixed income securities rated below investment grade (also known as high yield securities or "junk bonds") generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk and volatility. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.

Interest Rate and Income Risk. The income you receive from the Fund is based in large part on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well. If the Adviser decides to position the Fund more defensively, including increasing the cash position in the Fund, these actions could also result in your income from the Fund dropping. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund's income risk. The amount and rate of distributions that the Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less. Trends in current market interest rates relative to historical norms may present a substantial risk that the Fund's portfolio will decline in value as interest rates rise. Recent trends in interest rate levels have been influenced by actions by the U.S. government that are nontraditional in nature. There can be no assurance such actions will continue or be discontinued or what the long-term effect will be.

Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of a debt security's price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of three years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security's market price.

Prepayment or Call Risk. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

Senior Loans Risk. There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or quoted on any automated quotation system and as such, many Senior Loans may be considered less liquid than securities or instruments that are listed on a national securities exchange or quoted on an automated quotation system, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund's NAV and difficulty in valuing the Fund's portfolio of Senior Loans. Although the Adviser believes that the Fund's investments in adjustable rate Senior Loans could limit fluctuations in the Fund's NAV as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for such Senior Loans and result in fluctuations in the Fund's NAV and difficulty in valuing the Fund's portfolio of Senior Loans.

Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund's NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Senior Loans may also be subject to structural subordination and, although a loan may be senior to equity and other debt securities in a borrower's capital structure, such obligations may be subordinated to obligations of the borrower's subsidiaries (i.e., a borrower may only be able to make payments on a Senior Loan after the debt obligations of the borrower's subsidiaries have been repaid). The Adviser relies primarily on its own evaluation of borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser.

The Fund may acquire or hold Senior Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans issued to highly leveraged borrowers or borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations, including Senior Loans, that are rated below investment grade. The Fund may invest a substantial portion of its assets in Senior Loans that are rated below investment grade or that are unrated at the time of purchase but are deemed by the Adviser to be of comparable quality. If a Senior Loan is rated at the time of purchase, the Fund may consider the rating when evaluating the Senior Loan but, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Fund is dependent on the credit analytical abilities of the Adviser. Because of the protective terms of Senior Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted credit obligations. The values of Senior Loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty could be affected by, among other things, the assessment of the likelihood that the lenders ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates. There is no assurance that the Fund will be able to recover any amount on Senior Loans of such borrowers or that sale of the collateral granted in connection with Senior Loans would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the bankruptcy court may not give lenders the full benefit of their senior position in the capital structure of the borrower.

Second Lien or Other Subordinated or Unsecured Loans or Debt, including High Yield Bonds Risk. Second lien or other subordinated or unsecured loans or debt, including high yield bonds, generally are subject to similar risks as those associated with investments in Senior Loans. In addition, because second lien or other subordinated or unsecured loans or debt, including high yield bonds, are subordinated in payment and/or lower in lien priority to Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated loans or debt, both secured and unsecured, are expected to have greater price volatility than Senior Loans and may be less liquid. Second lien or other subordinated or unsecured loans or debt of below investment grade quality share risks similar to those associated with investments in other below investment grade securities and obligations.

Structured Products Risk. The Fund may invest in structured products, including CDOs, CBOs, CLOs, structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the issuer of the structured product, and generally does not have direct rights against the issuer of, or the entity that sold, assets underlying the structured product. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product's management fees and administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying assets will rise or fall, but prices of the underlying indices and assets (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of decreasing the Fund's liquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for, and may have difficulty valuing, these securities. The Fund may invest in such instruments for non-hedging purposes, which is considered a speculative practice, and even greater risk of loss.

CBOs, CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or the collateral may go into default; (iii) the possibility that the CDOs are subordinate to other classes of obligations issued by the same issuer; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including income risk, credit risk and market risk. Recent market conditions have magnified the risks related to an investment in structured products, including greater volatility, increased lack of liquidity and significant losses in value. Where the return on a structured note held by the Fund is based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant fluctuations in the price of the structured note. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Swaps Risk. The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the other party to the transaction (i.e., counterparty risk), risk of imperfect correlation and manager risk and may involve commissions or other costs. They are also subject to the risk of the underlying investments, index or reference obligations. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. When the Fund sells credit default swaps, however, the risk of loss may be the entire notional amount of the swap. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. If the Adviser is incorrect in its forecast of market values, interest rates or currency exchange rates, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used. The Fund may invest in such instruments for non-hedging purposes, which is considered a speculative practice, and even greater risk of loss. In addition, to the extent that these instruments are tied to the fixed income markets, the Fund may be more substantially exposed to the risks of changes in fixed income market conditions, as described above, than a fund that does not invest in these instruments.

In addition, recent market developments related to swaps have prompted increased scrutiny with respect to these instruments. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Fund's ability to enter into swap agreements and the costs and risks associated with such investments.

Other Derivative Instruments Risk. The Fund may utilize options, forward contracts, futures contracts and options on futures contracts for hedging purposes, and to seek to increase total return. These instruments involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the counterparty to the transaction (i.e., counterparty risk), illiquidity of the derivative instrument and, to the extent the prediction as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used. In addition, transactions in such instruments may involve commissions and other costs, which may increase the Fund's expenses and reduce its return. Amounts paid as premiums and cash or other assets held in margin accounts with respect to such instruments are not otherwise available to the Fund for investment purposes. The Fund may invest in such instruments for non-hedging purposes, which is considered a speculative practice, and even greater risk of loss. In addition, to the extent that these instruments are tied to the fixed income markets, the Fund may be more substantially exposed to the risks of changes in fixed income market conditions, as described above, than a fund that does not invest in these instruments.

Further, the use of such instruments by the Fund could create the possibility that losses on the instrument would be greater than gains in the value of the Fund's position. In addition, futures, options and other derivatives markets could be illiquid in some circumstances, and certain OTC options and other derivatives could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes forward contracts, futures contracts or options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. In addition, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of call options, in which case the market exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the Fund's NAV, and possibly income, and the losses can be greater than if hedging had not been used. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts may also increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash. The use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The Fund will be subject to credit risk with respect to the counterparties to any transactions in OTC derivatives, including options, swaps and forward contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

When conducted outside the United States, transactions in derivatives, including options, forward contracts, futures contracts or options on futures contracts may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

Foreign Securities Risk. The Fund may invest in credit obligations of issuers, including loans, that are organized or located in countries other than the United States, including non-U.S. dollar denominated securities. Investing in non-U.S. issuers involves risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, less predictable and transparent legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, the potential for political, social and economic adversity and currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of investments denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in such relative value could reduce the value of such investments held by the Fund.

Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Certain foreign markets may also rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Fund's foreign holdings or exposures.

The foreign securities in which the Fund may invest may be issued by companies or governments located in emerging market countries. Investing in the securities of issuers operating in emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies or governments located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Securities in these countries have been characterized by greater potential loss than securities of companies and governments located in developed countries. Investments in the securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations.

Since the Fund may invest in credit obligations of foreign issuers denominated in the local currency, changes in foreign currency exchange rates will affect the value of credit obligations in the Fund's portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund's portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. The Fund may also invest directly in currencies for hedging purposes. The Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar. For example, the recent debt crisis in certain European countries could cause the value of the Euro to deteriorate. The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies of the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or due to other national or global political or economic developments. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves risks, including possible default by the other party to the transaction, illiquidity and, to the extent the view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

The Fund computes and expects to distribute any income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the date of earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on the Fund's performance.

Newly Issued Securities Risk. The credit obligations in which the Fund invests may include new issues, such as initial debt offerings. New issues have a more significant impact on the performance of the Fund during periods in which it has a smaller asset base. The impact of new issues on the Fund's performance likely will decrease to the extent that the Fund's asset size increases, which could reduce the Fund's returns. New issues may not be consistently available to the Fund for investing, particularly if the Fund's asset base continues to grow. Certain new issues, such as initial debt offerings, may be volatile in price due to the absence of a prior trading market, limited quantities available for trading and limited information about the issuer. The Fund may hold new issues for a short period of time. This may increase the Fund's turnover and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, new issues can experience an immediate drop in value after issuance if the demand for the securities does not continue to support the offering price.

Loan Participation Risk. If the Fund acquires a Senior Loan through an assignment agreement, it will typically succeed to all the rights and obligations of the assigning institution and become a lender under the credit agreement with respect to the debt obligation purchased; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies of the lenders under the loan agreement and with regard to any associated collateral. If the Fund acquires an interest in a Senior Loan through a participation agreement, the Fund will enter into a contractual relationship with the institution selling the participation, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. The Adviser relies primarily on its own evaluation of the credit quality of such selling institutions rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser. Because of the nature of its investments, the Fund may be subject to allegations of lender liability and other claims. In addition, the Securities Act of 1933, as amended (the "Securities Act"), deems certain persons to be "underwriters" if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, a person who purchases an instrument from the Fund that was acquired by the Fund from the issuer of such instrument could allege otherwise. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus.

Active Trading Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. The effects of higher than normal portfolio turnover may adversely affect Fund performance.

Manager Risk. As with any managed fund, the Adviser may not be successful in selecting the best-performing investments or investment techniques in managing the Fund's portfolio, and the Fund's performance may lag behind that of similar funds. The Fund may be liquidated at any time without shareholder approval and at a time that may not be favorable for all of the Fund's shareholders.

Style Risk. The Fund frequently identifies opportunities in industries that appear to be temporarily distressed or in turmoil. The prices of securities in these industries may tend to go down more than those of companies in other industries. Because of the Fund's disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can impact Fund performance in certain market conditions, and may make it more difficult for the Fund to achieve its investment objective.

Short Position Risk. The Fund may use structured products and derivatives to implement short positions, and may engage in short selling. Taking short positions and short selling involve leverage of the Fund's assets and present various risks. If the price of the instrument or market which the Fund has taken a short position on increases, then the Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a third party. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the issuer of the structured product or counterparty to the derivative transaction may fail to honor its contract terms, causing a loss to the Fund.

In order to sell an instrument short, the Fund must first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement a short position on a specific security due to the lack of available instruments or for other reasons. After selling a borrowed instrument, the Fund is then obligated to "cover" the short sale by purchasing and returning the instrument to the lender on a later date. The Fund cannot guarantee that the instrument necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, the Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing an instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. The potential loss on a short sale is unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. If the price of a borrowed instrument declines before the short position is covered, the Fund may realize a gain. The Fund's gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender. In addition, engaging in short selling may limit the Fund's ability to fully benefit from increases in the fixed income markets.

While the Fund has an open short position, it is subject to the risk that the instrument's lender will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If this happens, the Fund may be required to buy the replacement instrument immediately at the instrument's then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while a loan is outstanding. In addition, to borrow an instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed instrument, the Fund will be required to maintain cash and/or liquid securities with the lending broker as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, the Fund is required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligations, marked-to-market daily. The requirement to segregate assets limits the Fund's leveraging of investments and the related risk of losses from leveraging. However, such segregation may also limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales which could inhibit the ability of the Adviser to sell securities short on behalf of the Fund.

Hedging Strategies Risk. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund may only choose to engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in market prices or currency exchange rates occur.

Conflicts of Interest Risk. Because the Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Adviser receives fees from certain accounts that are higher than the fees received from the Fund, or receives a performance-based fee on certain accounts. In those instances, the Adviser has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Adviser has proprietary investments in certain accounts or where the portfolio manager or other employees of the Adviser have personal investments in certain accounts. The Adviser has an incentive to favor these accounts over the Fund. Because the Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time.

The Adviser manages assets for accounts other than the Fund, including private funds. The Adviser also currently serves as investment adviser to a registered, closed-end management investment company, the Avenue Income Credit Strategies Fund (the "Avenue Closed-End Fund"). The expected risk and return profile for the Fund is generally lower than for most of the other Avenue funds. The Fund may invest in the same credit obligations as the Avenue funds, although their investments may include different obligations of the same issuer. For example, the Fund might invest in Senior Loans issued by a borrower and one or more Avenue funds might invest in the borrower's junior debt. In addition, the Adviser also manages certain accounts (including CLOs) that invest in certain types of credit obligations in which the Fund may also invest. Investment opportunities appropriate for both the Fund and another Avenue fund generally will be allocated between the Fund and the other Avenue fund in a manner that the Adviser believes to be fair and equitable under the circumstances, in accordance with the Adviser's trade allocation policies.

Conflicts of interest may arise where the Fund and other Avenue funds simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one Avenue fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Avenue funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other Avenue funds, such other Avenue funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other Avenue funds were to lose their respective investments as a result of such difficulties, the Adviser may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Adviser will seek to act in the best interests of each of the Avenue funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance policies and procedures.

In addition, the 1940 Act limits the Fund's ability to enter into certain transactions with certain affiliates of the Adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Adviser or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company's loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain "joint" transactions with certain of the Fund's affiliates (which could include other Avenue funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these procedures and any conflicts that may arise.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform their duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating their time and services among the Fund and other Avenue funds. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the assets of other clients of the Adviser.

The Adviser or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser for other clients, and the Adviser will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund's ability to trade in the securities of such companies.

Non-Principal Risks of Investing in the Fund

Sovereign Debt Securities Risk. Investments in government debt securities involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Certain emerging markets countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of a country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor's policy towards the International Monetary Fund, the political constraints to which a government debtor may be subject. In periods of market distress, investments in sovereign debt may be subject to the risks of exchange controls, market closures and currency redenomination, which could negatively affect the settlement of trades and the valuation of assets. Foreign governments may impose prohibitions, restrictions or other regulatory requirements on the trading of their sovereign debt (including short sales of sovereign debt securities) which could inhibit the ability of the Adviser to hedge the Fund's sovereign debt exposure.

Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to service its debts on a timely basis. Holders of government debt, potentially including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a government obligor may default on, or otherwise renegotiate, its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country and other factors not generally associated with defaulting issuers.

Small- and Mid-Cap Risk. The Fund may invest from time to time in smaller and midsize companies whose securities tend to be more volatile and less liquid than securities of larger companies. Smaller and midsize companies are also more likely to have narrower product lines, fewer financial resources and less competitive strength. Returns on investments in such companies may trail the returns of securities of larger companies.

Loan Origination Risk. The Fund may act as an original lender of Senior Loans or may acquire Senior Loans through assignments or participations. To the extent the Fund acts as an original lender, the Fund's success would depend, in part, on its ability to originate loans on advantageous terms. In making loans, the Fund would compete with a broad spectrum of lenders, many of which have substantially greater financial resources and are better known than the Fund. Additionally, the Fund may make Senior Loans to, or acquire Senior Loans of, borrowers that, at the time of the making or acquisition of the loan by the Fund, are experiencing, or are likely to experience, financial difficulty (including highly leveraged borrowers) and such loans may constitute a material amount of the Fund's portfolio. The Fund may make Senior Loans to, or acquire Senior Loans of, borrowers that, at the time of the making or acquisition of the loan by the Fund, are in bankruptcy.

Repurchase Agreements and Reverse Repurchase Agreements Risk. The Fund may invest in repurchase agreements and reverse repurchase agreements. In its purchase of repurchase agreements, the Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, possible lack of access to income on the underlying security during this period, and expenses of enforcing its rights.

The proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements, the Fund's NAV will decline, and, in some cases, the investment performance of the Fund would be less favorable than it would have been if the Fund had not used such instruments.

Asset-Backed and Mortgage-Backed (or Mortgage-Related) Instruments Risk. To the extent the Fund invests in asset-backed and mortgage-backed (or mortgage-related) securities or other instruments, its exposure to prepayment and extension risks may be greater than other investments in fixed income instruments. Rising interest rates tend to extend the duration of mortgage-backed (or mortgage-related) instruments, making them more sensitive to changes in interest rates. In addition, mortgage-backed (or mortgage-related) instruments are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed instruments, such as securities backed by car loans, are subject to risks similar to those associated with mortgage-backed (or mortgage-related) securities.

Privately issued asset-backed and mortgage-backed (or mortgage-related) instruments are typically not traded on an exchange and may have a limited market. Without an active trading market, these instruments may be particularly difficult to value given the complexities in valuing the underlying collateral. Unlike many mortgage-backed (or mortgage-related) instruments issued or guaranteed by the U.S. government, its agencies and instrumentalities, or a government-sponsored enterprise (such as the Federal National Mortgage Association, or Fannie Mae), asset-backed and mortgage-backed (or mortgage-related) instruments issued by private issuers do not have a government or government-sponsored enterprise guarantee and may, and frequently do, have less favorable or no collateral, credit risk or other characteristics. Although instruments issued by a government-sponsored enterprise are sometimes considered to carry an implicit guarantee from the U.S. government, there can be no assurance that the U.S. government would in fact guarantee such instruments.

Investing in Other Investment Companies Risk. The Fund may acquire shares in other investment companies, including foreign investment companies and ETFs, to the extent permitted by the 1940 Act. An investment in the shares of another fund is subject to the risks associated with that fund's portfolio securities. The market value of the shares of other investment companies may differ from the NAV of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Zero Coupon Securities Risk. Certain debt obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Distributions attributable to the Fund's "original issue discount" income accruing on zero coupon bonds, and of all other ordinary income, will generally be taxable to shareholders as ordinary income. As a consequence of selling investments in order to make distributions of "original issue discount" income and other income in respect of which the Fund has not received a corresponding amount of cash, the Fund may realize additional income that gives rise to additional distribution requirements; distributions of such additional income may be taxable to shareholders as ordinary income or as long-term capital gains depending on which investments are sold.

Uncertain Tax Consequences Risk. The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund's shares. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

When-Issued and Delayed Delivery Securities Risk. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's NAV.

Illiquid Investments Risk. The Fund's investments in less liquid securities and loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and for fair value, as well as its ability to fairly value such investments and take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund's operations require cash, such as when the Fund pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of less liquid investments.

Warrants Risk. The Fund may invest in warrants. The risk of investing in a warrant is that the warrant may expire prior to the market value of the stock exceeding the price fixed by the warrant. Warrants have a subordinate claim on a borrower's assets compared with Senior Loans. As a result, the values of warrants generally are dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants may be more volatile than those of Senior Loans and this may increase the volatility of the Fund's NAV.

U.S. Government Debt Securities Risk. U.S. government debt securities have historically not involved the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Industry and Sector Risk. Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the Adviser's perception of investment opportunities. If the Fund's investments are emphasized in one or more industries or sectors, the Fund's performance may be susceptible to the economic, business or other developments that affect those industries or sectors. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. Furthermore, investments in particular industries or sectors may be more volatile or less liquid than the broader market as a whole. For example, recent events in the energy sector have caused significant price dislocations and illiquidity in the credit market for energy companies. A specific industry or sector may also underperform the market as a whole.

Municipal Obligations Risk. The credit obligations in which the Fund invests may include municipal obligations, including those of the states or territories (e.g., Puerto Rico) of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities. Investments in these municipal obligations may be affected significantly by economic, regulatory or political developments affecting the ability of a municipal issuer to pay interest or repay principal. Certain municipalities have recently experienced or continue to experience serious financial difficulties, and a reoccurrence or continuance of these difficulties may impair the ability of certain issuers to pay principal or interest on their obligations.

Valuation Risk. Unlike publicly traded stock which trades on national exchanges, there is no central place or exchange for loans. Moreover, other fixed-income instruments generally are not traded on centralized exchanges. Loans and fixed-income instruments generally trade on an "over-the-counter" market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. Consequently, while valuation determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value to such investments. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is different than the value of such loans or fixed-income instruments carried on the Fund's books. Certain Fund assets may be valued by the Adviser in accordance with procedures approved by the Fund's Board, which could give rise to a conflict of interest.

Certain Affiliations Risk. Certain broker-dealers, including Morgan Stanley & Co., Incorporated and certain of its affiliates, may be considered to be affiliated persons of the Fund or the Adviser. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or syndicate including an affiliated broker or to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

Trade Claims Risk. Trade claims may be purchased from creditors of a bankrupt company and typically represent money due to a supplier of goods or services to the company. An investment in trade claims is very speculative and carries a high degree of risk. When the Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid instruments which generally do not pay interest, are typically unsecured and their pricing can be volatile. Trade claims typically may sell at a discount.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters. The Fund's full portfolio holdings are published semi-annually in reports sent to shareholders and filed with the SEC on Form N-CSR and such reports are made available on the Fund's website, generally within 70 days after the end of each semi-annual period.

MANAGEMENT OF THE FUND

The Adviser

The Adviser will provide day-to-day investment management services to the Fund. The Adviser is Avenue Capital Management II, L.P. The Adviser is part of Avenue Capital Group, which comprises three registered investment advisers (including the Adviser) that have extensive experience investing in stressed and distressed obligations in the United States, Europe and Asia. Avenue Capital Group was founded in 1995 by Marc Lasry and Sonia Gardner. Avenue Capital Group and the Adviser are located at 399 Park Avenue, 6th Floor, New York, New York 10022.

Under an advisory agreement between Avenue Mutual Funds Trust, on behalf of the Fund, and the Adviser (the "Advisory Agreement"), the Adviser will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily net assets.

At an in-person meeting of the Board on December 14, 2017, called for the purpose of considering the continuance of the Advisory Agreement, the Board, including those members of the Board who are not "interested persons" of the Adviser or the Fund, unanimously approved the continuance of the Advisory Agreement for an additional one year period. Discussion regarding the basis of the approval of the continuance of the Advisory Agreement will be included in the Fund's semi-annual report to shareholders for the six month period ending April 30, 2018.

Portfolio Manager

Jeffrey J. Gary, Senior Portfolio Manager of the Adviser, is primarily responsible for the day-to-day management of the Fund's assets. Mr. Gary has been the portfolio manager of the Fund since June 2012. Mr. Gary has also been the portfolio manager for the Avenue Closed-End Fund since November 2012. Prior to joining the Adviser, Mr. Gary served as a portfolio manager at another registered investment adviser since 2009, where he managed an opportunistic credit fund that invested globally in high yield bonds, bank loans and distressed securities. Mr. Gary has more than 25 years of investment experience in high yield, bank loan and distressed investment strategies, including the last 21 years as a portfolio manager. Mr. Gary's experience includes managing numerous high yield and credit-related mutual funds.

Mr. Gary will have access to the investment teams within Avenue Capital Group, including the distressed credit teams, which include over 50 investment professionals. As of January 31, 2018, Avenue Capital Group managed approximately $9.7 billion in assets with offices in 10 different countries.

The Fund's SAI provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

The Administrator

State Street, located at One Lincoln Street, Boston, MA 02111 serves as administrator to the Fund (the "Administrator"). Under the administration agreement, the Administrator is generally responsible for managing the administrative affairs of the Fund.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price you will pay for a share of a class of the Fund is the NAV per share of that class. The NAV is calculated on each day that the New York Stock Exchange ("NYSE") is open as of the close of regular trading, normally 4:00 p.m., Eastern Time. The NAV of each class of the Fund is determined by dividing the Fund's portfolio investments and other assets attributable to that class, less any liabilities attributable to that class, by the total number of shares outstanding of that class. Your order will be priced at the next NAV calculated following receipt of your transaction in good order by the Fund's transfer agent. For a transaction to be considered in "good order," all required information must be provided, required authorized signatures must be included, and payment must be in a form acceptable as per the "Paying for Shares" section of this Prospectus. The Fund has authorized one or more broker-dealers or other financial intermediaries to receive on its behalf purchase and redemption orders. Such broker-dealers or financial intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, your order will be deemed to be received before the close of trading if the order was received before that time by the authorized broker-dealer or financial intermediary or such broker-dealer or financial intermediary's designee.

Under the Fund's valuation guidelines, securities and loans for which reliable market quotations are readily available are valued at current market value. All other loans, securities and assets of the Fund (for which market quotations are not readily available or are deemed unreliable) are valued at "fair value," as determined in good faith by or in accordance with procedures adopted by the Board.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities.

Senior secured adjustable, variable or floating rate loans for which an active secondary market exists to a reliable degree will be valued at the bid price in the market for such loans, as provided by a loan pricing service. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange.

The Fund will normally use pricing data for domestic equity securities received shortly after the close of the NYSE and do not normally take into account trading, clearances or settlements that take place after the close of the NYSE. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the close of the NYSE, if the close of the NYSE occurs before the end of trading on the foreign exchange.

Certain short-term securities with maturities of 60 days or less are generally valued based on amortized cost, which the Fund's Board has determined constitutes fair value. With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies, the Fund's NAV will be calculated based upon the NAVs of such investments.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and ask price of such currencies against the U.S. dollar as quoted by a major bank. Foreign securities held by the Fund generally trade on foreign markets which may be open on days when the NYSE is closed. This means that the value of the Fund's portfolio securities can change on a day on which you cannot purchase or redeem Fund shares. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instances, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares. Generally, when the Fund pays income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

Please note that the Fund does not report total assets under management to third party data services on a daily basis. For investor inquiries regarding assets under management and related information, please contact the Adviser at investorrelations@avenuecapital.com.

Purchase of Fund Shares

The Fund is open for business each day the NYSE is open for trading. Shares of the Fund can be purchased either directly from the Fund, or through certain broker-dealers or financial intermediaries, so long as they have an agreement with the Fund or the Fund's distributor. The Fund generally will not accept new account applications to establish an account with a non-U.S. address (U.S. territories are acceptable) or for a non-resident alien.

The Adviser may pay all or a portion of the charges of various financial service firms and specified benefit plans that make shares available to their customers. Subject to tax limitations and approval by the Board, the Fund may also pay a portion of these charges representing the expenses the Fund would otherwise incur in maintaining these separate shareholder accounts directly.

To purchase Investor or Institutional Class shares directly from the Fund, you need to complete and sign an account application and send it, together with your payment for the shares, to the Fund's transfer agent. See page 33 for mailing instructions. After your initial purchase, you may purchase additional shares by telephone by electing this service on your new account application. You may thereafter purchase shares on any business day by contacting the transfer agent at 1-877-525-7330.

To purchase Investor or Institutional Class shares from a broker-dealer, the broker-dealer must be a member of the Financial Industry Regulatory Authority ("FINRA") and have entered into an agreement with the Fund's distributor. You may or may not need to complete and sign an account application when purchasing through a broker-dealer or financial intermediary, depending on its arrangements with the Fund. The broker- dealer or financial intermediary may or may not accept telephone purchase orders, depending on its arrangement with the Fund. The Fund reserves the right to reject any purchase order. Orders to purchase shares will be made at the NAV next calculated after your order is received in good order by the transfer agent or broker-dealers or financial intermediaries that have an agreement with the Fund's distributor (or their authorized designees). Please contact your broker-dealer or financial intermediary for information about whether the broker-dealer or financial intermediary has entered into an agreement with the Fund's distributor.

To purchase additional shares via Automated Clearing House ("ACH"), contact the transfer agent at 1-877-525-7330, to initiate an electronic transfer from your bank account. You may establish electronic transfer capabilities on your account application or by sending written instructions to the transfer agent.

Assuming the transfer agent or the Fund properly acts on telephone instructions and follow reasonable procedures to protect against unauthorized transactions, neither the transfer agent nor the Fund will be responsible for any losses due to telephone transactions. You may be responsible for any fraudulent telephone order as long as the transfer agent or the Fund takes reasonable measures to verify the order.

Paying for Shares

When purchasing shares directly from the Fund, you must pay by wire. The Fund will not accept checks. If you purchase shares through a broker-dealer or other financial intermediary, they are responsible for forwarding or arranging payment promptly.

The Fund reserves the right to cancel any purchase order and will do so, under ordinary circumstances, within 48 hours of receipt of the order. In the interest of economy and convenience to investors, the Fund does not issue certificates representing Fund shares.

Sending application or documents by regular mail

If you are sending documents via U.S. mail, express delivery, registered mail or certified mail, your account application should be sent to:

Avenue Credit Strategies Fund
c/o State Street Bank and Trust Company
Attn: Transfer Agent
One Lincoln Street
Boston, MA 02111

Paying for Shares by Wire

Prior to sending a wire, please notify State Street Bank and Trust Company at 1-877-525-7330 to insure proper credit to your account.

Direct your bank to wire funds as follows:

State Street Bank & Trust Company
ABA—011000028
DDA—10183515
Account Name: Avenue Credit Strategies Fund
Ref: Shareholder Account Name/ Number

For further credit to: Avenue Credit Strategies Fund (specify class, shareholder's name, exact account title, Fund number and account number).

Heavy wire traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire.

Minimum Investments

The minimum initial investment for the Investor Class of the Fund is $5,000 and the minimum initial investment for the Institutional Class is $1,000,000. Initial minimum investment amounts for Institutional Class shares of the Fund may be waived for employees of the Adviser. There is no minimum for subsequent investments. At the sole discretion of the Fund, the initial investment minimums may be waived for certain other investors.

Transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or financial intermediary, who may also impose higher initial or additional amounts for investment than those established by the Fund.

Individual Retirement Accounts

If you want to set up an IRA, you may obtain a Fund IRA Application and additional required forms by contacting the transfer agent at 1-877-525-7330. The account will be maintained by the custodian, State Street, which currently charges your account an annual maintenance fee of $20. Fees are subject to change by State Street. Annual maintenance fees will automatically be deducted from the IRA account, unless a wire is received by the Fund prior to December 15th of each year.

Other Retirement Plans

If you are self-employed, you may be able to purchase shares of the Fund through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh Plans. However, the Fund does not currently act as a sponsor or administrator for such plans.

Fund shares may also be purchased for other types of qualified pension or profit sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans, known as 401(k) plans, which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made. However, the Fund does not currently act as a sponsor or administrator for such plans.

How To Choose a Share Class

Investors can choose from among two classes of shares of the Fund: Investor Class and Institutional Class. As described above, the classes differ to the extent they bear certain class specific minimums and expenses. When choosing a share class, it is important to consider your method of investing, directly with the Fund or through certain broker-dealers or other financial intermediaries, the amount you plan to invest and the expenses of each class.

Investor Class

The minimum initial investment for this class is $5,000. The Investor Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Investor Class' NAV per share. Shareholders in the Investor Class shares also pay distribution (12b-1) fees at an annual rate of 0.25% of net assets attributable to Investor Class Shares and a shareholder service fee at an annual rate of up to 0.25% of net assets attributable to Investor Class Shares. See below for more information on distribution (12b-1) fees and shareholder service fees.

Institutional Class

The minimum initial investment for this class is $1,000,000. Institutional Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Institutional Class' NAV per share. Shareholders in the Institutional Class shares do not pay distribution (12b-1) fees; however, shareholders do pay shareholder service fees at an annual rate of up to 0.15% of net assets attributable to Institutional Class Shares.

Investor Class Conversion Privilege

If the current market value of your account in the Investor Class is at least $1,000,000, you may elect to convert that account from Investor Class to Institutional Class shares at relative NAV. Converting from Investor Class to Institutional Class shares may not be available at certain financial intermediaries; in addition, there may be additional costs associated with this exchange charged by your financial intermediary. Because the NAV per share of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, although the total dollar value will be the same, a shareholder may receive more or less Institutional Class shares than the number of Investor Class shares converted. You may convert from Investor Class to Institutional Class shares, if your account is at least $1,000,000, by calling the transfer agent at 1-877-525-7330 or your financial intermediary where you hold the Fund.

If the market value of your Institutional Class shares account declines to less than $1,000,000 due to a redemption, we may convert your Institutional Class shares into Investor Class shares at relative NAV. Although the total dollar value will be the same, a shareholder may receive more or less Investor Class shares than the number of Institutional Class shares converted. See "Redemption by the Fund" in this Prospectus.

A conversion from Investor Class shares to Institutional Class shares or from Institutional Class shares to Investor Class shares pursuant to the preceding paragraphs should generally not be a taxable exchange for federal income tax purposes. However, please consult your tax advisor before making any decision that may affect your tax situation.

Redemption of Fund Shares

In General

You may redeem your shares on any day during which the NYSE is open, either directly from the transfer agent, if you hold your shares directly, or through broker-dealers or financial intermediaries through which you hold your shares. Fund shares will be redeemed at the NAV next calculated after your order is received in good order by the transfer agent or broker-dealers or financial intermediaries that have an agreement with the Fund's distributor. Please contact your broker dealer or financial intermediary for information about whether the broker-dealer or financial intermediary has entered into an agreement with the Fund's distributor. Redemption requests that contain a restriction as to the time, date or share price at which the redemption is to be effective will not be honored. You can redeem less than all of your shares, but if you retain shares with a value below a minimum amount (as determined by the Fund), your account may be closed at the discretion of the Fund. See "Redemption by the Fund."

By Mail

If you are sending documents via U.S. mail, express delivery, registered mail or certified mail, send a written request to:

Avenue Credit Strategies Fund
c/o State Street Bank and Trust Company
Attn: Transfer Agent
One Lincoln Street
Boston, MA 02111

Written redemption requests must be submitted and signed exactly as the account is registered. Such requests may require a signature guarantee and additional documents. See "Signature Guarantees/Other Documents."

Telephone Redemption Service

You may redeem shares by telephone by electing this service on the new account application. You may thereafter redeem shares on any business day by calling the transfer agent at 1-877-525-7330, until the close of the NYSE, normally 4:00 p.m., Eastern Time.

Redemption proceeds will be mailed to your address of record, or if previously established, sent to your bank account via wire or ACH.

The Fund and the transfer agent will not be liable for following telephone instructions reasonably believed to be genuine. You may be responsible for any fraudulent telephone order as long as the transfer agent or the Fund takes reasonable measures to verify the order. In this regard, the transfer agent will require personal identification information before accepting a telephone redemption order.

Please contact your broker-dealer or other financial intermediary for information on how to redeem your shares through them. A shareholder may incur a brokerage fee for such a transaction, no part of which is received by the Adviser or the Fund.

Fees

You will not be charged for redeeming your shares directly from the transfer agent, except as described below under "Frequent Purchases and Redemptions of Fund Shares and Redemption Fee." Broker- dealers handling redemption transactions generally will charge a service fee.

Redemption by the Fund

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if and to the extent that such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for. The Fund reserves the right to redeem a shareholder account (after 30 days' prior written notice and the opportunity to reestablish the account balance), when the value of the Fund's shares in the account falls below $5,000 with respect to Investor Class shares of the Fund or falls below $1,000,000 with respect to Institutional Class shares of the Fund, due to redemptions. Whether the Fund will exercise the right to redeem shareholder accounts will be determined by the Adviser on a case-by-case basis.

Payment of Redemption Proceeds

The transfer agent will usually make payment for redemptions of Fund shares within one business day, but not later than seven calendar days, after receipt of a redemption request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the NYSE is closed or under other circumstances in accordance with interpretations or orders of the SEC.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, securities from its portfolio. Such in- kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in investment securities will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Wired Proceeds

If you request payment of redemption proceeds by wire transfer, payment will be transmitted only on days that commercial banks are open for business and only to the bank and account previously authorized by you on your application or separate signature guaranteed letter of instruction. Neither the Fund, nor the transfer agent, will be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System.

Signature Guarantees/Other Documents

For documents requiring a signature guarantee, such guarantee must be obtained from an "eligible guarantor institution," which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations participating in a signature guarantee program recognized by the Securities Transfer Association (a "Medallion Guarantee"). A notary public is not an acceptable guarantor. Signature guarantees are required in certain situations, including on any:

1)  redemption proceeds payable to and/or mailed to anyone other than the registered shareholder, or

2)  requests to transfer shares.

The three "recognized" medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP"), and NYSE, Inc. Medallion Signature Program ("NYSE MSP").

Additional documents may be required when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. Additional tax documents may also be required in the case of redemptions from IRA accounts maintained at the transfer agent. For further information, call the transfer agent toll free at 1-877-525-7330.

Changing Information

If you did not previously elect the Telephone Redemption Service on your new account application, or wish to change any information previously provided to the transfer agent (including the bank to which redemption proceeds are to be wired), or wish to add information to establish electronic transfer capabilities (ACH), you must submit a signature guaranteed letter of instruction. This is designed to protect you and the Adviser from fraud.

Systematic Withdrawal Plan—For Investor Class only

If you own or are purchasing shares of the Fund, you may participate in a Systematic Withdrawal Plan. This plan provides for automatic redemptions monthly, quarterly, semi-annually, or annually. You may establish a Systematic Withdrawal Plan by sending a letter to the transfer agent. Notice of all changes concerning the Systematic Withdrawal Plan must be received by the transfer agent at least two weeks prior to the next scheduled payment. Further information regarding the Systematic Withdrawal Plan and its requirements can be obtained by contacting the transfer agent at 1-877-525-7330.

Transfer of Ownership

You may transfer Fund shares or change the name or form in which the shares are registered by writing to the transfer agent. The letter of instruction must clearly identify the account number, name(s) and number of shares to be transferred, and provide a certified tax identification number by way of a completed new account application and W-9 form, and include the signature(s) of all registered owners. The signature(s) on the transfer instructions must be guaranteed as described under "Signature Guarantees/Other Documents."

Dividends and Distributions

You should specify on your new account application how you wish to receive distributions. If no election is made on the new account application, all distributions will automatically be reinvested. The Fund offers two options:

1)  income dividends and capital gain distributions automatically reinvested in additional shares of the Fund; or

2)  both distributions paid in cash.

Any distribution payments returned by the post office as undeliverable will be reinvested in additional shares of the applicable class of the Fund at the NAV next determined.

The Fund intends to declare and pay distributing on a quarterly basis.

Frequent Purchases and Redemptions of Fund Shares and Redemption Fee

The Fund is intended for long-term investors and not for those who wish to trade frequently in its shares. The Fund will not knowingly accommodate frequent trading in Fund shares. The Board has adopted policies and procedures designed to prevent frequent trading in Fund shares, commonly referred to as "market timing," because such activities are disruptive to the management of the Fund's portfolio, and may increase Fund expenses and negatively affect the Fund's performance. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and dilution in the value of its shares from traders seeking short-term profits from market momentum, time-zone arbitrage and other timing strategies.

The procedures of the Fund require that the Administrator monitor the trading activities of Fund accounts on a regular basis. If the Adviser determines, in its sole discretion, that an account shows a pattern of excessive trading, it will then review the account's activities and will bar the shareholder from future purchases, including purchases by exchange. The Fund's Adviser will also notify the Fund's transfer agent of any of these restrictions and will keep the Board informed quarterly regarding the implementation of these frequent trading policies and procedures. The Fund reserves the right to refuse a purchase order for any reason if the Adviser believes, in its sole discretion, that a shareholder is engaging in short-term trading activities that may be harmful to the Fund and its shareholders. Transactions accepted by a financial intermediary from a shareholder who has previously been barred from future purchases are not deemed accepted by the Fund and may be cancelled or revoked by the Fund. In the event that any purchase order is refused or revoked, the purchase price will be refunded as soon as possible. To discourage frequent short-term trading in Fund shares, the Fund imposes a 2.00% of NAV redemption fee on redemptions with respect to Fund shares held for 60 days or less. For example, if you purchase your shares on September 15th you will be charged a fee for any redemptions made on or prior to November 14th of the same year. This redemption fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is not a sales charge and is not paid to the Adviser or any third party.

The redemption fee applies to redemptions from the Fund, but not to (i) redemptions of shares acquired through dividend or capital gain distributions which have been automatically reinvested into the Fund; (ii) redemptions made through the Systematic Withdrawal Plan; (iii) rollovers, transfers and changes in account registration within the Fund, as long as the money never leaves the Fund; and (iv) redemptions in-kind. The Fund reserves the right to modify the terms of, or terminate, this fee at any time.

The fee is applied to the shares being redeemed in the order in which they were purchased. For this purpose, shares will be treated as redeemed as follows: first, reinvested shares; second, shares held more than 60 days after issuance; and third, shares held for 60 days or less after issuance.

The Fund may also waive redemption fees in the following situations:

•  on involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund,

•  on required minimum distributions from IRA and other retirement accounts or returns of excess contributions to such accounts (where it is operationally feasible),

•  on shares redeemed in connection with a court order, including a qualified domestic relations order, or in connection with a shareholder's forfeiture of assets,

•  in certain rare hardship situations, such as death or disability, that have been approved by the Adviser and are reported to the Board,

•  on transactions by shareholders holding shares through certain omnibus accounts, including broker-dealer accounts, retirement, pension, profit sharing and other qualified plans, and bank or trust company accounts, or

•  on transactions of shares held through firm-sponsored, discretionary asset allocation or wrap programs or other fee-based programs that utilize periodic rebalancing of assets that the Fund.

In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its sole discretion where it believes such action is in the Fund's best interests, including but not limited to when it determines that imposition of a redemption fee is not necessary to protect the Fund from the effects of abusive trading. In order to determine your eligibility to receive a waiver, it may be necessary for you to provide the Fund or your financial intermediary with additional information.

The Administrator monitors activity at the omnibus level in order to try to identify unusual trading patterns that may indicate short-term trading by individual accounts within the omnibus account. If the Fund does identify such activity, the Fund may instruct the transfer agent or intermediary to code the individual account "Redemption Only." If the Fund determines that an account, plan or intermediary may not be acting properly to prevent short-term trading, the Fund has the right to access information about beneficial shareholder transactions in accounts held through omnibus accounts, benefit plans or other intermediaries and intends to do so. The Fund reserves the right to remove any waiver granted to such a party. Utilizing these information rights will assist the Fund in preventing short-term trading, assessing redemption fees and administering or revoking waivers, although there is always some risk that a shareholder acting through such an intermediary might be able to engage in short-term trading to the detriment of the Fund without having to pay a redemption fee. There can be no assurance that the Fund and the Adviser will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

Tax Consequences

The Fund has elected, and intends to qualify to be treated in each taxable year as, a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. Assuming the Fund continues to so qualify and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income distributed (including dividends that are reinvested in additional shares) in a timely manner to its shareholders in the form of dividends or capital gain distributions. If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund's gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in "qualified publicly traded partnerships" (such income, "Qualifying RIC Income") and (ii) the Fund's holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more "qualified publicly traded partnerships." The Fund's share of income derived from a partnership other than a "qualified publicly traded partnership" will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A "qualified publicly traded partnership" is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Internal Revenue Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC's principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

Distributions of the Fund's ordinary income and net short-term capital gains will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund's current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions or deemed distributions, if any, of net long-term capital gains will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital that will be applied against and reduce the shareholder's basis in its shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in its shares, the excess will be treated as gain from a sale of the shares. Distributions will be treated in the matter described above regardless of whether such distributions are paid in cash or reinvested in additional shares.

Distributions made to a non-corporate shareholder out of "qualified dividend income," if any, received by the Fund will be subject to tax at a maximum rate of 15% or 20% (depending on whether the shareholder's income exceeds certain threshold amounts), provided that the shareholder meets certain holding period and other requirements with respect to its shares. (Fund distributions will generally not qualify for this favorable treatment and also will generally not qualify for the corporate dividends received deduction to the extent the Fund will be earning interest income rather than dividend income.)

A shareholder may recognize a capital gain or loss on the sale or other disposition of shares. The amount of the gain or loss will be equal to the difference between the amount realized and the shareholder's adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term gain or loss if the shareholder's holding period for such shares is more than one year. Under current law, net long-term capital gains recognized by non-corporate shareholders are generally subject to a maximum rate of either 15% or 20%, depending on whether the shareholder's income exceeds certain threshold amounts. Losses realized by a shareholder on the sale of shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such shares. In addition, no loss will be allowed on a sale or other disposition of shares if the shareholder acquires (including pursuant to dividend reinvestment) shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

The Fund (or its administrative agents) is required to report to the Internal Revenue Service ("IRS") and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Withholding

If a shareholder is a nonresident alien, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes, (a "non-U.S. Shareholder") whose ownership of Shares is not "effectively connected" with a U.S. trade or business, dividends distributed to such non-U.S. Shareholder by the Fund will generally be subject to U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty). Net long-term capital gain dividends distributed by the Fund to a non-U.S. shareholder will generally not be subject to U.S. withholding tax. For a discussion of the tax consequences of the ownership of shares by a non-U.S. Shareholder whose ownership of shares is "effectively connected" with a U.S. trade or business, please see the discussion in the SAI under "Tax Matters—Non-U.S. Shareholders."

The Fund may be required to backup withhold (currently, at a rate of 28%) on taxable dividend and certain other payments to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number), and make certain certifications, or who are otherwise subject to backup withholding. Investors should be sure to provide this information when they complete the new account application. Backup withholding is not an additional tax. Any amount withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to non-U.S. Shareholders.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Non-U.S. Shareholders may also be subject to U.S. estate tax with respect to their Fund shares.

DISTRIBUTION ARRANGEMENTS

Distribution (12b-1) and Shareholder Service Plans

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), applicable to Investor Class shares, and a separate Shareholder Servicing Plan applicable to Investor Class and Institutional Class shares.

The 12b-1 Plan allows the Fund to pay fees to cover sales, marketing, and promotional expenses of the Investor Class, as well as related ancillary services such as account maintenance and customer service to Investor Class shareholders. The 12b-1 Plan permits the Fund to pay a distribution (12b-1) fee at an annual rate of 0.25% of net assets attributable to Investor Class shares.

The Shareholder Servicing Plan allows the Fund to pay a fee for assistance in connection with shareholder services such as account maintenance and customer service to Investor Class and Institutional Class shareholders. The Shareholder Servicing Plan permits the Fund to pay shareholder service fees at an annual rate of up to 0.25% and 0.15% of net assets attributable to Investor Class hares and Institutional Class Shares, respectively, to cover the costs of such services.

Both the 12b-1 Plan fees and Shareholder Servicing Plan fees are subject to the approval of the Board. Because these fees, as applicable, are deducted from the net assets of the Investor Class and Institutional Class on an ongoing basis, they have the effect of increasing the cost of your investment the longer you hold it. In addition, because the Investor Class pays a 12b-1 Plan fee while the Institutional Class does not, this will result in lower total returns for an investor in Investor Class shares than one in Institutional Class shares of the Fund.

Investing Through an Intermediary

If you invest through a third party such as a bank, broker-dealer, trust company or other financial intermediary, rather than directly with the Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Fund also participates in programs with certain national brokerage firms that limit or eliminate a shareholder's transaction fees, and the Fund typically pays fees, as described above, to these firms in return for services provided by these programs to shareholders.

The Adviser may pay compensation (out of its own resources and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options.

Any such payments will not change the NAV or the price of the Fund's shares.

The Adviser or its affiliates pay certain costs of marketing the Fund out of their own resources. The Adviser or its affiliates may also share with third party financial intermediaries certain marketing expenses or pay for the opportunity to distribute the Fund; sponsor informational meetings, seminars and client awareness events; support marketing materials or business building programs; or pay third parties in connection with marketing to financial intermediaries. The Adviser or its affiliates may also pay amounts to third parties from shareholder service fees (with respect to the applicable share class) or its own resources, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, sub-accounting, transaction processing and other administrative services.

The amount of these payments is determined from time to time by the Adviser and may differ among such financial intermediaries. Such payments may provide incentives for financial intermediaries to make shares of the Fund available to their customers, and may result in the Fund having greater access to such parties and their customers than would be the case if no payments were made. These payment arrangements will not change the price an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of the investor.

You may wish to inquire whether such arrangements exist when purchasing or selling or evaluating any recommendations to purchase or sell shares of the Fund through any intermediary.

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Avenue Credit Strategies Fund

Avenue Credit Strategies Fund—Institutional Class
Financial Highlights

Selected data for a share outstanding throughout each year

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net asset value, beginning of year	$8.75	$10.04	$11.34	$11.26	$10.85
Income (loss) from investment operations:
Net investment income[1]	0.44	0.57	0.61	0.54	0.50
Net realized and unrealized gain (loss)	(0.48)	(1.30)	(1.36)	(0.00)[2]	0.87
Total from investment operations	(0.04)	(0.73)	(0.75)	0.54	1.37
Distributions to shareholders from:
Net investment income	(0.60)	(0.56)	(0.48)	(0.46)	(0.35)
Net realized gains	—	—	(0.07)	—	(0.61)
Total distributions	(0.60)	(0.56)	(0.55)	(0.46)	(0.96)
Redemption fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of year	$8.11	$8.75	$10.04	$11.34	$11.26
Total return[3]	(0.44)%	(7.00)%	(6.73)%	4.79%	13.24%
Net assets, end of year (in 000's)	$32,892	$111,734	$801,876	$1,741,650	$357,705
Ratio of expenses to average net assets	1.98%	1.73%	1.45%	1.79%	1.64%
Ratio of expenses to average net assets excluding investment related expenses[4]	1.50%	1.50%	1.31%	1.44%	1.50%
Ratio of net investment income (loss) to average net assets	5.12%	6.39%	5.66%	4.61%	4.45%
Ratios before expense limitation/repayment:
Ratio of expenses to average net assets	2.30%	1.73%	1.45%	1.72%	2.06%
Ratio of net investment income (loss) to average net assets	4.80%	6.39%	5.66%	4.68%	4.03%
Portfolio turnover rate	115%	206%	51%	77%	201%

1  Per share amounts have been calculated using average shares outstanding.

2  Amount is less than $0.005 per share.

3  Represents aggregate total return for the years indicated, and calculated by determining the percentage change in net asset value assuming the reinvestment of all distributions.

4  Investment related expenses include dividend and interest expenses on short sales, stock loan fees and interest expenses.

Avenue Credit Strategies Fund—Investor Class
Financial Highlights

Selected data for a share outstanding throughout each year

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net asset value, beginning of year	$8.75	$10.03	$11.33	$11.25	$10.85
Income (loss) from investment operations:
Net investment income[1]	0.44	0.52	0.59	0.51	0.47
Net realized and unrealized gain (loss)	(0.49)	(1.27)	(1.37)	(0.00)[2]	0.87
Total from investment operations	(0.05)	(0.75)	(0.78)	0.51	1.34
Distributions to shareholders from:
Net investment income	(0.58)	(0.53)	(0.45)	(0.43)	(0.33)
Net realized gains	—	—	(0.07)	—	(0.61)
Total distributions	(0.58)	(0.53)	(0.52)	(0.43)	(0.94)
Redemption fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of year	$8.12	$8.75	$10.03	$11.33	$11.25
Total return[3]	(0.56)%	(7.22)%	(7.02)%	4.50%	12.96%
Net assets, end of year (in 000's)	$57,254	$265,605	$368,286	$438,706	$282,276
Ratio of expenses to average net assets	2.15%	2.04%	1.76%	2.03%	1.91%
Ratio of expenses to average net assets excluding investment related expenses[4]	1.75%	1.75%	1.63%	1.69%	1.75%
Ratio of net investment income (loss) to average net assets	5.07%	6.03%	5.47%	4.38%	4.19%
Ratios before expense limitation/repayment:
Ratio of expenses to average net assets	2.53%	2.11%	1.76%	1.96%	2.35%
Ratio of net investment income (loss) to average net assets	4.69%	5.95%	5.47%	4.45%	3.75%
Portfolio turnover rate	115%	206%	51%	77%	201%

1  Per share amounts have been calculated using average shares outstanding.

2  Amount is less than $0.005 per share.

3  Represents aggregate total return for the years indicated, and calculated by determining the percentage change in net asset value assuming the reinvestment of all distributions.

4  Investment related expenses include dividend and interest expenses on short sales, stock loan fees and interest expenses.

SHAREHOLDER SERVICES

The Fund provides you with the following services and information about your account:

•  A confirmation after every transaction;

•  Monthly account statements reflecting all transactions for the month;

•  Tax information mailed after the close of each calendar year; and

•  Financial statements of the Fund, mailed at least twice a year.

Telephone Information

Your Account

Questions about your account, purchases, redemptions and distributions can be answered by the transfer agent Monday through Friday, 9:00 a.m. to 5:00 p.m., Eastern Time. Call toll free 1-877-525-7330.

The Fund

Questions about the Fund and literature requests can be answered by the Fund's telephone representatives Monday through Friday, 9:00 a.m. to 5:00 p.m., Eastern Time. Call toll free 1-877-525-7330.

To Redeem Shares

To redeem shares by telephone, call the transfer agent prior to 4:00 p.m., Eastern Time on the day you wish to redeem. Call toll free 1-877-525-7330.

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FACTS	WHAT DOES Avenue Credit Strategies Fund (the "Fund") DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
n Social Security Number and transaction history
n Risk tolerance and investment experience
n Income and assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?  Call 212-878-3520 or go to www.avenuecapital.com

Not a part of the prospectus

Who we are
Who is providing this notice?	Avenue Credit Strategies Fund (the Fund), a series of Avenue Mutual Funds Trust
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We restrict access to your non-public personal information to those employees who need to know that information.
How does the Fund collect my personal information?	We collect your personal information, for example, when you n Provide contact information or provide account information n Open an account or Purchase or sell shares n Make a wire transfer
Why can't I limit all sharing?	Federal law gives you the right to limit only
n sharing for affiliates' everyday business purposes —information about your creditworthiness
n affiliates from using your information not market to you
n sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. n The term affiliates includes the Fund's investment adviser, Avenue Capital Management II, L.P.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. n The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. n The Fund does not jointly market.
Other Important Information

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

Not a part of the prospectus

AVENUE CAPITAL GROUP

399 Park Avenue
6th Floor
New York, NY 10022
Phone (212) 878-3500
Toll Free (877) 525-7330
www.avenuecapital.com

Investment Adviser

Avenue Capital Management II, L.P.
399 Park Avenue
6th Floor
New York, NY 10022

For More Information

More information on the Fund is available free upon request, including the following:

•  Shareholder reports—Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. The Fund's Annual Report to Shareholders contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

•  Statement of Additional Information ("SAI")—The SAI provides more detailed information about the Fund, is on file with the Securities and Exchange Commission (the "SEC"), and is incorporated by reference (is legally considered part of this Prospectus).

You can obtain the SAI and, when available, the Fund's Reports to Shareholders without charge, upon request, and otherwise make inquiries to the Fund by writing or calling the Fund at Avenue Credit Strategies Fund, c/o State Street Bank and Trust Company, Attn: Transfer Agent, One Lincoln Street, Boston, MA 02111, or 1-877-525-7330.

The Fund's Prospectus, SAI, Shareholder Reports (when available) and other additional information are available through the Fund's website at www.avenuecapital.com/creditstrategy.aspx

Information about the Fund, including the SAI, can be reviewed at the SEC's Public Reference Room in Washington D.C. (phone 202-551-5850 for information). Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the e-mail address publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, 100 F Street NE, Room 1580, Washington, D.C. 20549. Reports and other information about the Fund are also available on the SEC's Internet Web site (http://www.sec.gov).

Investment Company Act File No. 811-22677

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2018

Investor Class Shares

ACSAX

Institutional Class Shares

ACSBX

Avenue Credit Strategies Fund

This Statement of Additional Information (“SAI”) is not a prospectus and should be read together with the Fund’s Prospectus dated February 28, 2018.  A copy of the Prospectus may be obtained without charge by writing to the Fund at Avenue Credit Strategies Fund, c/o State Street Bank and Trust Company (“State Street”), Attn: Transfer Agent, One Lincoln Street, Boston, MA 02111, or by calling the Fund at 1-877-525-7330.

TABLE OF CONTENTS

FUND HISTORY	1
DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS	1
FUND POLICIES	23
MANAGEMENT OF THE FUND	26
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	33
INVESTMENT ADVISORY AND OTHER SERVICES	33
PORTFOLIO MANAGERS	36
BROKERAGE ALLOCATION AND OTHER PRACTICES	38
SHARES OF THE FUND	39
PRICING OF SHARES	40
TAXATION OF THE FUND	41
FINANCIAL STATEMENTS	45
OTHER INFORMATION	45
APPENDIX A — DESCRIPTION OF SECURITIES RATINGS	A-1
APPENDIX B — PROXY VOTING POLICIES	B-1

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FUND HISTORY

Avenue Mutual Funds Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware pursuant to a Declaration of Trust dated March 5, 2012.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Trust is an open-end, management investment company which currently consists of one diversified investment series:  Avenue Credit Strategies Fund (the “Fund”).

Investment Strategies and Risks

The following disclosure supplements the disclosure set forth under the captions “Principal Investment Strategies of the Fund” and “Principal Risks of Investing in the Fund” in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to these captions in the Prospectus for a complete presentation of the matters disclosed below.

The investment objective of the Fund is to seek total return, primarily from capital appreciation, fees and interest income.

Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objective by opportunistically investing in a combination of high yield bonds, senior secured bank loans (“Senior Loans”) and distressed debt instruments (and loan-related or debt-related instruments and derivative instruments) (collectively, “credit obligations”).

The Fund will primarily utilize a fundamental based investment research process that will seek to capitalize on market inefficiencies and reallocate its portfolio to opportunistically emphasize those investments, categories of investments and geographic exposures believed to be best suited to the current investment and interest rate environment and market outlook. In pursuing the Fund’s investment objective, or for hedging purposes, the Fund may invest in instruments that give it short exposure to credit obligations.  The Fund may also invest in structured products, swaps and other derivative instruments for non-hedging purposes, which is considered a speculative practice, and presents even greater risk of loss.

Portfolio Composition

The Fund’s investments (primarily in unsecured high yield bonds, Senior Loans, subordinated loans and debt, other debt obligations, structured products and swaps—each of which is described in more detail below) may be all or substantially in investments that are generally considered to have a credit quality rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or unrated credit obligations that are deemed to be of comparable quality by the Fund’s investment adviser, Avenue Capital Management II, L.P. (the “Adviser”). Below investment grade securities (that is, securities rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by Standard & Poor’s (“S&P”)) are commonly referred to as “junk” securities and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Generally, lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities. Adverse changes in the economy or to the individual issuer often have a more significant impact on the ability of lower-grade issuers to make payments, meet projected goals or obtain additional financing.

When an issuer of such securities is in financial difficulties, the Fund may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due. Some of the securities held by the Fund, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody’s or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

While all credit obligations tend to fluctuate inversely with changes in interest rates, the prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. A projection of an economic downturn, for example, could cause a decline in prices of lower-grade securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its securities or obtain additional financing when necessary. A significant increase in market interest rates or a general economic downturn could severely disrupt the market as well as the market values of such securities. Such securities also

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often experience more volatility in prices than higher-grade securities. The secondary trading market for lower-grade securities may be less liquid than the market for higher-grade securities. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The market for lower-grade securities may also have less information available, further complicating evaluations and valuations of such securities and placing more emphasis on the Adviser’s experience, judgment and analysis than higher-grade securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of securities rated below investment grade and unrated securities especially in a market characterized by a low volume of trading.

The Fund may invest in the credit obligations of stressed and distressed issuers, including obligations that are in covenant or payment default. Credit obligations that are or become stressed or distressed generally trade at prices below par, thus creating opportunities for capital appreciation (or loss) as the values of such securities change over time. Such obligations are subject to a multitude of legal, industry, market, economic and governmental forces each of which make analysis of these companies inherently difficult. The Adviser relies on company management, outside experts, market participants and firsthand experience to analyze potential investments. There can be no assurance that any of these sources will provide credible information, or that the analysis of the Adviser will produce conclusions that lead to profitable investments for the Fund. Obligations of stressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

The Fund may sell portfolio securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Adviser believes the potential for high current income or capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year.

Senior Loans

Senior Loans are business loans made to borrowers that may be corporations, partnerships or other entities that operate in a variety of industries and geographic regions. Senior Loans generally are negotiated between a borrower and several financial institution lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders.  Senior Loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower. This capital structure position generally gives holders of Senior Loans a claim on some or all of the borrower’s assets that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrowers. Senior Loans also have contractual terms designed to protect lenders. The Fund will generally acquire Senior Loans of borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their Senior Loans and that satisfy other credit standards established by the Adviser. Because of the protective features of Senior Loans, the Fund and the Adviser believe that Senior Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty may represent attractive investment opportunities.

Interest rates on Senior Loans may be fixed or may float periodically. On adjustable, variable or floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is a standard inter-bank offered rate, such as LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders. Adjustable, variable or floating rate Senior Loans may adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of adjustable, variable or floating rate Senior Loans or to adjust the overall interest rate exposure of the Fund.

When interest rates rise, the values of fixed income securities generally decline. When interest rates fall, the values of fixed income securities generally increase. The prices of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time.

The Fund’s Senior Loan investments will typically be secured by specific assets of the borrower that qualify as collateral, such as trademarks, accounts receivable, inventory, buildings, real estate, franchises and preferred stock in its subsidiaries and affiliates. Collateral may also include guarantees or other credit support by affiliates of the borrower. In some cases, a Senior Loan may be secured only by stock of the borrower or its subsidiaries. The borrower may experience financial difficulty and/or the value of collateral may decline over time. The loan agreement may or may not require the borrower to pledge additional collateral to secure the Senior Loan if the value of the initial collateral declines. In certain circumstances, the loan agreement may authorize the agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the lenders. As described below, the Fund may also invest in loans that are not secured by specific collateral. Investments in such unsecured loans involve a greater risk of loss.

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Senior Loans can also include revolving lines of credit to a company which normally have a first lien on the company’s assets.  Revolving lines of credit normally have a stated limit on the maximum amount that can be borrowed and the borrower can decide what amount, if any, that it wants to borrow under the revolving line of credit.  As a result, at different points in time the revolving line of credit may have an amount outstanding ranging from a zero balance to a fully drawn balance or any amount in between.  The borrower pays an interest rate based on the amount outstanding and a fee based on the amount that has not been borrowed.    If the Fund buys a revolving line of credit which has not been fully drawn, the Fund will normally set aside cash equal to the amount not drawn.  This could have the effect of lowering the Fund’s interest income and total return.

Senior Loans also have contractual terms designed to protect lenders. Loan agreements often include restrictive covenants that limit the activities of the borrower. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the lenders, may give lenders the right to accelerate principal and interest payments.

The proceeds of Senior Loans that the Fund will purchase typically will be used by borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes.

The Fund may purchase and retain in its portfolio Senior Loans of borrowers that have filed for protection under the federal bankruptcy laws or similar laws or that have had involuntary bankruptcy petitions filed against them by creditors. Investing in Senior Loans involves investment risk, and some borrowers default on their Senior Loan payments.  Senior Loans may also be subject to structural subordination and, although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries (i.e., a borrower may only be able to make payments on a Senior Loan after the debt obligations of the borrower’s subsidiaries have been repaid).  The Fund attempts to manage these risks through selection of a varied portfolio of Senior Loans and analysis and monitoring of borrowers.

The Fund generally invests in a Senior Loan if, in the Adviser’s judgment, the borrower can meet its future payment obligations. The Adviser will perform its own independent credit analysis of the borrower in addition to utilizing information prepared and supplied by the agent or other lenders with respect to the portion of the Fund’s portfolio managed by each. When evaluating a borrower, the Adviser will consider many factors, including the borrower’s past and future projected financial performance. The Adviser also considers a borrower’s management, collateral and industry. The Fund generally acquires a collateralized Senior Loan if the Adviser believes that the collateral coverage equals or exceeds the outstanding principal amount of the Senior Loan. The Adviser continues to monitor a borrower on an ongoing basis for so long as the Fund continues to own the Senior Loan. Although the Adviser will use its best judgment in selecting Senior Loans, there can be no assurance that such analysis will disclose factors that may impair the value of a Senior Loan. The Fund’s net asset value (“NAV”) will fluctuate as a result of changes in the credit quality of borrowers and other factors. A serious deterioration in the credit quality of a borrower could cause a permanent decrease in the Fund’s NAV.

There is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments. Although a Senior Loan may not be rated by a NRSRO at the time the Fund purchases the Senior Loan, NRSROs have become more active in rating Senior Loans, and at any given time a substantial portion of the Senior Loans in the Fund’s portfolio may be rated. There is no limit on the percentage of the Fund’s assets that may be invested in Senior Loans that are rated below investment grade or that are unrated but deemed by the Adviser to be of comparable quality.

The Senior Loan Process

Senior Loans are generally negotiated between a borrower and several lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the lenders.  The agent is paid a fee by the borrower for its services.

The agent generally is required to administer and manage the Senior Loan on behalf of other lenders. When evaluating Senior Loans, the Adviser may consider, and may rely in part on, analysis performed by the agent and other lenders. This analysis may include an evaluation of the value and sufficiency of collateral securing the Senior Loans. If the agent is also acting as collateral agent, it will be required to monitor the collateral. The agent may rely on independent appraisals of specific collateral. The agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The agent generally is also responsible for determining that the lenders have obtained a perfected security interest in the collateral securing a Senior Loan.

The Fund normally relies on the agent to collect principal of and interest on a Senior Loan. Furthermore, the Fund also relies in part on the agent to monitor compliance by the borrower with the restrictive covenants in the loan agreement and to notify the lenders, to the

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extent the agent becomes aware or receives notice thereof, of any adverse change in the borrower’s financial condition. The Fund will not purchase interests in Senior Loans unless the agent, lender and any other person positioned between the Fund and the borrower has entered into an agreement that provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Insolvency of the agent or other persons positioned between the Fund and the borrower could result in losses for the Fund.  The Fund is subject to the risk of delay in receiving payments of principal and interest paid by the borrower to the agent or, in the case of a participation, offsets by the lender’s regulator against payments received from the borrower. In the event of the borrower’s bankruptcy, the borrower’s obligation to repay the loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent.

The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding of interests in Senior Loans. The fees normally paid by borrowers include three primary types: structuring fees, commitment fees and prepayment penalties. Structuring fees are paid to lenders when a Senior Loan is originated. Commitment fees are paid to lenders on an ongoing basis based on the unused portion of a Senior Loan commitment. Prepayment penalties are fees paid to lenders when a borrower prepays a Senior Loan under certain circumstances set forth in the loan process. If the Fund is an original lender, it will receive these fees directly from the borrower. If the Fund subsequently becomes a lender through an assignment, it will receive any commitment fees and prepayment penalties directly from the borrower. Whether the Fund receives a facility fee in the case of an assignment, or any fees in the case of a participation, depends on negotiations between the Fund and the lender selling such interests. When the Fund buys a loan through an assignment, it may be required to pay a fee to the lender selling the loan, or to forgo a portion of interest and fees payable to the Fund. Occasionally, the assignor pays a fee to the assignee. A person selling a participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee. The Fund may be required to pass along to a person that buys a Senior Loan from the Fund a portion of any fees that the Fund is entitled to receive.

The Fund may have obligations under a loan agreement, including the obligation to make additional loans in certain circumstances. The Fund intends to reserve against such contingent obligations by segregating cash and/or liquid securities.

Unsecured High Yield Bonds and Second Lien or Other Subordinated or Unsecured Loans or Debt

The Fund may invest in second lien or other subordinated or unsecured loans or debt. Such loans or debt are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. As in the case of Senior Loans, the Fund may purchase interests in second lien or other subordinated or unsecured loans or debt through assignments or participations (each as described herein).

Second lien loans are secured by a second priority security interest in or lien on specified collateral securing the borrower’s Senior Loans on a first lien basis. This means that Senior Loans are repaid in full with proceeds of the collateral before second lien loans are repaid. Second lien loans typically have less protections and rights than Senior Loans. Second lien loans are not (and by their terms cannot become) junior in lien priority to any obligation of the related borrower other than Senior Loans of such borrower. Second lien loans may have fixed or adjustable, variable or floating rate interest payments. Because second lien loans are secured on a junior basis to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other non-investment grade securities. Second lien and subordinated loans typically have greater price volatility than Senior Loans and may be less liquid.

Unsecured high yield bonds and subordinated loans or debt may, and generally will, rank lower in priority of payment to Senior Loans and second lien loans of the borrower. Subordinated secured loans or debt typically are secured by a lower priority security interest in or lien on specified collateral, and typically have more subordinated protections and rights than Senior Loans and second lien loans. Unsecured high yield bonds and subordinated loans may have fixed or adjustable, variable or floating rate interest payments. Because unsecured high yield bonds and subordinated loans may rank lower as to priority of payment than Senior Loans and second lien loans of the borrower, they may present a greater degree of investment risk than Senior Loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Other than their more subordinated status, such investments have many characteristics and risks similar to Senior Loans and second lien loans discussed above. Subordinated interests of below investment grade quality share risks similar to those of below investment grade securities.

The secondary market for high yield bonds is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions.  Accordingly, the secondary market for such bonds is not as liquid as, and is more volatile than, the secondary market for higher-rated securities.  Because high yield bonds are less liquid, judgment may play a greater role in valuing certain of a Portfolio’s securities than is the case with securities trading in a more liquid market.

Unsecured loans or debt generally have lower priority in right of payment compared to holders of secured loans of the borrower. Unsecured loans are not secured by a security interest in or lien on specified collateral. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including Senior Loans, second lien loans and other debt.

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Unsecured loans may have fixed or adjustable, variable or floating rate interest payments. Because unsecured loans are subordinate to the Senior Loans and secured debt of the borrower, they may present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Unsecured interests of below investment grade quality share risks similar to those associated with other below investment grade securities.

Structured Products

The Fund may also invest in structured products, including collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), structured notes, credit-linked notes and other types of structured products. Generally, investments in structured products are interests in entities organized and operated for the purpose of restructuring the investment characteristics of the underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured product may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, both being speculative techniques. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investment, index or reference obligation (including income risk, credit risk and market risk) and are subject to counterparty risk. Certain structured products may be terminated early by the issuer if it is unable to hedge its obligations under the product, which could result in a loss to the Fund. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Fund.

CDOs, CBOs and CLOs are types of asset-backed securities issued by special purpose vehicles created to reapportion the risk and return characteristics of a pool of assets. The underlying pool for a CLO, for example, may include domestic and foreign Senior Loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For CDOs, CBOs and CLOs, the cash flows are split into two or more portions, called tranches, varying in risk and yield. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the special purpose vehicle. The key feature of these structures is the prioritization of the cash flows from a pool of underlying securities among the several classes of securities issued by a structured product. CBOs are structured debt securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be “market value” (or managed) pools of collateral. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect to some degree the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, the various tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to such securities as a class.

Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for, and may have difficulty valuing, these securities. CBOs, CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or the collateral may go into default; (iii) the possibility that the CDOs are subordinate to other classes of obligations issued by the same issuer; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to: currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. A credit-linked note is a derivative instrument where the payment of principal and/or interest is based on the performance of some reference obligation or basket or index of reference obligations.

The Fund may have the right to receive payments to which it is entitled only from the issuer of the structured product, and generally does not have direct rights against the issuer of, or the entity that sold, the assets underlying the structured product. While certain

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structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding such securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Structured products may be private investment funds (structured as trusts or other types of pooled investment companies that are excluded from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”), by the operation of Section 3(c)(1) or 3(c)(7) thereof) or investment companies that are registered under the 1940 Act. Investment in such products involves operating expenses and fees that are in addition to the expenses and fees of the Fund, and such expenses and fees are borne indirectly by holders of the Fund’s shares.

Swaps

The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. A swap transaction involves swapping one or more investment characteristics of a security or a basket of securities with another party or, in the case of cleared swaps, with a central clearinghouse. The payment streams are calculated by reference to the investment characteristic(s) chosen applied to an agreed upon notional amount.

An OTC credit default swap (or a credit default index swap) is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity (or a basket of reference issuers). Certain types of credit default swaps are exchange-traded and subject to clearing. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity (or basket or index of reference issuers). The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity (or basket or index of reference issuers) remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) in the event of an adverse credit event in the reference entity (or one or more of the issuers in the basket of reference issuers). A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection.

Total return and index swaps may be used as substitutes for owning the physical securities that compose a given market index or to obtain exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the receipt (or payment) of an index’s price appreciation (or depreciation), plus its distribution yield, which is then exchanged for the payment based on an adjustable, variable or floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using a more cost-effective vehicle.

An interest rate swap involves the exchange by the Fund with another party of their respective commitments to pay or receive interest. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar typically protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.

The Fund may write (sell) and purchase put and call swap options (or “swaption”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. When the Fund sells credit default swaps, however, the risk of loss may be the entire notional amount of the swap. In addition, because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index, among other factors, can result in a loss substantially greater than the amount invested in the swap itself. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.

The Fund may engage in swaptions for hedging purposes, to manage and mitigate credit and interest rate risks and to gain exposure to credit obligations. The use of swaptions involves risks, including, among others, (i) changes in the market value of securities held by the Fund, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market to sell a swap

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option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate and (iv) counterparty risk.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty or clearinghouse for cleared swaps, will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid the creation of a senior security pursuant to SEC guidelines. (See also the section “Fund Policies,” below.) In the case of swaps that do not cash settle, the Fund must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e. the Fund’s daily net liability) under the swaps, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash settled swaps, the Fund will have the ability to employ leverage to a greater extent than if the Fund was required to segregate assets equal to the full notional amount of the swaps.  The Fund may enter into over-the-counter (“OTC”) derivatives transactions (swaps, caps, floors and puts).

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, through its comprehensive new regulatory regime for derivatives, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) imposes mandatory clearing and exchange-trading requirements on certain derivatives transactions, such as interest rate swaps, in which the Fund may engage. The Dodd-Frank Act also creates new categories of regulated market participants, such as “swap dealers,” “security-based swap dealers,” “major swap participants,” and “major security-based swap participants” who are subject to significant new registration, recordkeeping, reporting, disclosure, business conduct and other regulatory requirements. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and the CFTC’s approval of contracts for central clearing.  The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Fund’s ability to use swaps and increase the cost of using swaps.

Nonetheless, the possible effect of the Dodd-Frank Act likely will be to increase the Fund’s overall costs of entering into derivatives transactions. In particular, new margin requirements, position limits and capital charges, even if not directly applicable to the Fund, may cause an increase in the pricing of derivatives transactions sold by market participants to whom such requirements apply. Administrative costs, due to new requirements such as registration, recordkeeping, reporting, and compliance, even if not directly applicable to the Fund, may also be reflected in higher pricing of derivatives. New exchange-trading and trade reporting requirements may lead to reductions in the liquidity of derivative transactions, causing higher pricing or reduced availability of derivatives, or the reduction of arbitrage opportunities for the Fund, adversely affecting the performance of certain of the Fund’s trading strategies.

The Fund intends to comply with applicable regulatory requirements when implementing swaps, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions.  Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of the Fund to enter into one or more exchange-traded or OTC derivatives transactions. The Fund may engage in transactions involving swap agreements and other derivatives in accordance with the rules and interpretations of the CFTC under which the Fund would be exempt from registration as a “commodity pool” as defined under CFTC Rule 4.5 under the Commodity Exchange Act.  In order for the Fund to claim exclusions from CFTC Rule 4.5, the Fund must satisfy one of two CFTC trading limits and not be marketed as a fund for investing in commodities interests.

Under Rule 4.5, the Fund, for other than bona fide hedging transactions, must either:

•                  limit certain derivatives exposure so that the aggregate initial margin and premiums required to establish the Fund’s derivatives positions will not exceed 5% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses for those derivatives and excluding any in-the-money options that were in-the-money at the time of purchase); or

•                  ensure that the aggregate net notional value of certain of the Fund’s derivatives positions do not exceed the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on the Fund’s derivatives positions).

CFTC Rule 4.5 imposes limitations on the marketing activities of the Fund seeking to rely on the exclusion. A fund claiming exclusion under Rule 4.5 may not market participations to the public in a commodity pool or any vehicle for trading in commodity futures, commodity options or swaps.

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The Adviser to the Fund has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to notices of eligibility filed with the National Futures Association.

The Fund will enter into swap, cap or floor transactions only with counterparties approved by the Adviser in accordance with guidelines established by the Fund’s Board of Trustees (the “Board”). The Adviser will monitor the creditworthiness of counterparties to the Fund’s swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The Fund may enter into swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and the Fund will segregate an amount of cash and/or liquid securities having an aggregate NAV at least equal to the accrued excess. If the Fund enters into a swap transaction on other than a net basis, the Fund would segregate the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap. To the extent the Fund sells (i.e., writes) caps, floors and collars, it will segregate cash and/or liquid securities having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of the Fund’s net obligations with respect to the caps, floors or collars.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. The use of swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

Use of Segregated and Other Accounts

Many transactions in derivative instruments (including swaps), in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not covered or subject to offsetting positions or transactions. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of a cash settled futures contract. Transactions in derivative instruments may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation.

Foreign Securities

The Fund may invest without limitation in securities of borrowers that are organized or located in countries other than the United States, including non-U.S. dollar denominated securities.  However, the Adviser will invest no more than 20% of the Fund’s total assets in emerging market credit obligations or sovereign obligations of developed and emerging market issuers.   The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Fund’s assessment of the risk/reward of specific securities in that country along with relative yield, appreciation potential and the relationship of a country’s currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different and perhaps not as well formulated and defined legal systems and laws relating to bankruptcy and creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to substantially similar risks to those associated with direct investment in securities of foreign issuers, and are subject to currency risk as well. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of investments denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such investments held by the Fund. The Fund may also hold non-U.S. dollar denominated Senior Loans or other securities received as part of a reorganization or restructuring. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The foreign securities in which the Fund may invest may be issued by companies or governments located in emerging market countries. Investing in the securities of issuers operating in emerging markets involves a high degree of risk and special considerations

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not typically associated with investing in the securities of other foreign or U.S. issuers. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies or governments located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Securities in these countries have been characterized by greater potential loss than securities of companies and governments located in developed countries. Investments in the securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations.

In addition, investments in certain foreign markets which have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in the markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. For instance, if one or more countries leave the European Union (“EU”), the world’s securities markets likely will be significantly disrupted.

Since the Fund may invest in securities of foreign issuers denominated in the local currency, changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments.  Currency exchange rates may fluctuate significantly over short periods of time.  In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. The Fund may also invest directly in currencies for hedging purposes. The Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar. The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or due to other national or global political or economic developments. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. Therefore, the Fund’s exposure to foreign currencies may result in reduced returns to the Fund. The Fund may also engage in foreign currency hedging transactions.  The Fund’s net currency positions may expose it to risks independent of its securities positions.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could adversely affect the Fund’s investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

Foreign currency transactions. The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) for hedging purposes. A forward contract involves an obligation to purchase or sell a specific amount of a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. A non-deliverable currency forward contract is a short-term forward contract on a thinly traded non-convertible foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement. A forward contract generally have initial margin requirements, and commissions are typically not charged for trades. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. They may also be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities that are held or proposed to be purchased are

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denominated. The Fund may also enter into currency swap transactions. A currency swap generally involves an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps also usually involve initial and final exchanges of the designated currency that correspond to an agreed-upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities. When required by law, the Fund will cause its custodian bank to earmark cash or other liquid portfolio securities in an amount equal to the net amounts of the Fund’s currency exposure under its forward contracts. If the value of the securities so earmarked declines, additional cash or liquid securities will be earmarked on a daily basis so that the value of such securities will equal the net amount of the Fund’s currency exposure with respect to such contracts. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts may also increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Loan Originations and Loan Participations

Original Lender. When the Fund acts as an original lender, it may participate in structuring the Senior Loan. When the Fund is an original lender, it will have a direct contractual relationship with the borrower, may enforce compliance of the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. Lenders typically also have full voting and consent rights under loan agreements. Certain actions of the borrower typically require the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount of interest on or principal of a Senior Loan, releasing collateral, changing the maturity of a Senior Loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected. The Fund does not intend to act as the agent or principal negotiator or administrator of a Senior Loan, except to the extent it might be considered to be the principal negotiator of a loan negotiated by the Adviser on behalf of the Fund and/or one or more other registered investment companies managed by the Adviser.

The Fund will generally only act as an original lender for a loan if, among other things, in the Adviser’s judgment, the borrower can make timely payments on its loans and satisfy other credit standards established by the Adviser. The Adviser relies primarily on its own evaluation of the credit quality of such a borrower. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser. Because of the nature of its investments, the Fund may be subject to allegations of lender liability and other claims. In addition, the Securities Act of 1933, as amended (the “Securities Act”), deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, a person who purchases an instrument from the Fund that was acquired by the Fund from the issuer of such instrument could allege otherwise. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

The Fund will not originate a loan (i) to a borrower that is a portfolio company controlled by a fund managed by the Adviser or its affiliates (an “Avenue fund”); or (ii) where the Adviser, its affiliate, or an Avenue fund, is the agent, principal negotiator or administrator of the loan, except to the extent that the Adviser or another registered investment company managed by the Adviser might be considered to be the principal negotiator of a loan it negotiates for the Fund and/or one or more other registered investment companies managed by the Adviser.

Lender Liability Risk.  A number of U.S. judicial decisions have upheld judgments for borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

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In addition, under law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for lender liability based on the actions of the holders of such equity or other interests. The Fund could be exposed to claims for lender liability based on the actions of affiliates of, or persons related to, the Adviser, in the event the Fund were deemed to have been acting in concert with these persons to the impermissible detriment of the borrower.  In situations where claims for lender liability against the Fund based on the actions of affiliates of, or persons related to, the Adviser are successful, the Fund may not have recourse to such persons and may suffer substantial losses as a result.

Senior Loan assignments and participations. The Fund may purchase Senior Loans by assignment from a lender in the original syndicate of lenders or from subsequent assignees. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement. Assignments may, however, be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The Fund may also purchase participations from lenders in the original syndicate making Senior Loans. When the Fund purchases a participation in a Senior Loan, the Fund will usually have a contractual relationship only with the lender selling the participation and not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of such payments from the borrower. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation. In the event of insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender.

In the case of a participation, the Fund generally will not have the right to enforce compliance by the borrower with the loan agreement, nor rights to any funds acquired by other lenders through set-off against the borrower. In addition, when the Fund holds a participation in a Senior Loan, it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund. The Fund may not benefit directly from the collateral supporting a Senior Loan in which it has purchased the participation, although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations.

Other Derivative Instruments

The Fund generally seeks to use certain derivative instruments as portfolio management or hedging techniques. In doing so, the Fund seeks to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the Fund’s unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or adjust the exposure to a particular currency, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may also use derivative instruments to earn income. Among derivative instruments the Fund may utilize are swaps, forward contracts, options, futures contracts and options on futures contracts. In addition, the Fund may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Fund.

Derivative instruments have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instrument. Furthermore, the ability to successfully use derivative instruments depends on the ability of the Fund to predict pertinent market movements, which cannot be assured. In addition, transactions in such instruments may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Thus, the use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to derivative instruments are not otherwise available to the Fund for investment purposes.

When conducted outside the United States, transactions in derivative instruments may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during

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non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (v) different bankruptcy or creditors’ rights laws, and (vi) lower trading volume and liquidity.

The Fund can engage in options transactions on securities, indices or on futures contracts to attempt to manage the Fund’s risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund’s investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put. The Fund may purchase and sell listed and over-the-counter options (“OTC Options”) (as discussed below). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

The Fund may enter into contracts for the purchase or sale for future delivery of securities or contracts based on financial indices including any index of domestic or foreign government securities (futures contracts) and may purchase and write put and call options to buy or sell futures contracts (options on futures contracts). A sale of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A purchase of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take delivery of an amount of cash equal to the difference between a specified multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. These investment techniques generally are used to protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund’s portfolio securities or adversely affect the price of securities which the Fund intends to purchase at a later date. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contracts markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities.

The Fund intends to comply with applicable regulatory requirements when implementing derivative instruments including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions.

Other Investments

The following disclosure supplements the disclosure set forth under the captions “Additional Portfolio Construction Guidelines” and “Non-Principal Risks of Investing in the Fund” in the Prospectus.

Securities of Other Investment Companies

The Fund may invest its assets in securities of other open- and closed-end investment companies, including affiliated registered investment companies, foreign investment companies and exchange traded funds to the extent permitted by the 1940 Act. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s investment advisory and other fees and expenses with respect to assets so invested.  Shareholders will therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. Expenses will be taken into account when evaluating the merits of such investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The NAV and market value of leveraged securities will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund. If the Fund invests in securities issued by an investment company that are not credit obligations, such investment will only count toward the Fund’s 80% investment policy if the investment company itself has a policy to invest at least 80% of its assets in credit obligations. If the Fund invests in affiliated registered investment companies, it is not anticipated that such investment companies would waive any sales load or other fees for the Fund.

Zero Coupon Bonds

Certain debt obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater market risk and credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders. Distributions attributable to the Fund’s “original issue discount” income accruing on zero coupon bonds, and of all other ordinary income, will generally be taxable to the Shareholders as ordinary income. As a consequence of selling investments in order to make distributions of “original issue discount” income and other

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income in respect of which the Fund has not received a corresponding amount of cash, the Fund may realize additional income that gives rise to additional distribution requirements; distributions of such additional income may be taxable to the Shareholders as ordinary income or as long-term capital gain depending on which investments are sold.

Repurchase Agreements and Reverse Repurchase Agreements

The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy. Repurchase agreements with a notice or demand period of more than seven days are generally considered to be illiquid.  Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid investments.  A repurchase agreement effectively represents a permitted loan from the Fund to the seller under the agreement. A reverse repurchase agreement effectively represents a permitted borrowing by the Fund from the buyer under the agreement. (See the section “Fund Policies,” below.)

Repurchase agreements are required to be fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying collateral securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government and its agencies or instrumentalities) may have maturity dates exceeding one year.

The Fund may borrow by entering into reverse repurchase agreements under which the Fund sells portfolio investments to financial institutions such as banks and broker-dealers and generally agrees to repurchase them at a mutually agreed future date and price. Generally, the effect of a reverse repurchase agreement is that, during the term of the agreement, the Fund can obtain and reinvest all or most of the cash value of the portfolio investment it sold under the agreement and still be entitled to the returns associated with such portfolio investment—thereby resulting in a transaction similar to a borrowing and giving rise to leverage for the Fund. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act unless the Fund segregates an amount of cash and/or liquid securities equal to the Fund’s obligations under the reverse repurchase agreements.

When-Issued and Delayed Delivery Securities

The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s NAV.

Private Placements and Restricted Securities

The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

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Some of the Fund investments may be in illiquid securities. At times, private placements or restricted securities, as well as other securities in which the Fund may invest, may be deemed illiquid. Investments in illiquid securities tend to restrict the Fund’s ability to dispose of instruments in a timely fashion and restrict the Fund’s ability to take advantage of market opportunities.

Short Sales and Other Short Positions

The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

The Fund may also use structured products and derivatives to implement short positions. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the price of the instrument or market which the Fund has taken a short position on increases, then the Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to the issuer or counterparty. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the issuer of the structured product or counterparty to the derivative transaction may fail to honor its contract terms, causing a loss to the Fund.

Warrants

Warrants give holders the right, but not the obligation, to buy stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. The risk of investing in a warrant is that the warrant may expire prior to the market value of the stock exceeding the price fixed by the warrant. Warrants have a subordinate claim on a borrower’s assets compared with Senior Loans. As a result, the values of warrants generally are dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants may be more volatile than those of Senior Loans and this may increase the volatility of the Fund’s NAV.

Use of Leverage and Related Risks

The Fund does not intend to utilize financial leverage for investment purposes (i.e., to purchase additional portfolio securities consistent with the Fund’s investment objective and primary investment strategy).  However, the Fund may establish a short-term line of credit for emergency purposes in accordance with regulations for open-end, management investment companies registered under the 1940 Act.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions which otherwise might require untimely dispositions of Fund investments.

Call and Put Options

The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the OTC markets and may also purchase related futures contracts on such securities, indices and currencies. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium as compensation, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.  If a written call option is not covered, the Fund is exposed to the risk that it may have to purchase the underlying securities in the market upon exercise of the option (in order to deliver the securities to the

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option holder) at a price that is higher than the exercise price and premiums received by the Fund.  In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Selling Call and Put Options

Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a writer of a call or put option, the Fund could enter into a “closing purchase transaction,” which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in OTC transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of OTC options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so.

Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price, plus the amount of the premium received, while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.  If a written call option is not covered, the Fund is exposed to the risk that it may have to purchase the underlying securities in the market upon exercise of the option (in order to deliver the securities to the option holder) at a price that is higher than the exercise price and premiums received by the Fund.

Purchasing Call and Put Options

The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund’s assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options. In any case, the purchase of options for capital

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appreciation would increase the Fund’s volatility by increasing the impact of changes in the market price of the underlying securities on the Fund’s NAV.

OTC Options

The Fund is authorized to purchase and sell OTC options. OTC options are purchased from or sold to securities dealers, financial institutions of other parties (“Counterparties”) through direct bilateral agreement with the Counterparty.  OTC options expose the Fund to counterparty risk.

Futures Contracts

The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the CFTC under which the Adviser to the Fund would be exempt from registration as a “commodity pool operator.” An index futures contract is an agreement pursuant to which two parties agree to take and make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made. An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) or to take or make delivery of cash based upon the change in value of a basket or index of securities at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London interbank offered rate for dollar deposits or LIBOR.

Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker’s name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market. At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

Futures Contract Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested (“anticipatory hedge”). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund’s securities (“defensive hedge”). To the extent that the Fund’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities or other reference value upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities or other reference value underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities or other reference value underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

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There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would generally not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

Successful use of futures contracts is also subject to the Adviser’s ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Options on Futures Contracts

The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a “put bear spread”) to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Fund will not purchase options on futures contracts on any exchange unless, in the Adviser’s opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk with purchased options is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not.

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Options on Foreign Currencies

The Fund may purchase and write options on foreign currencies in a manner similar to that in which forward contracts or futures contracts on foreign currencies will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. Conversely, where a rise in the dollar value of a foreign currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to protect against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to protect against such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is currently no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The Fund may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to protect against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Combined Transactions

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures contracts, options, currency and interest rate transactions (“component” transactions), instead of a single derivative instrument as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

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Additional Risks of Other Derivative Instruments

Each of the U.S. exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

In the event of the bankruptcy of a broker or futures commission merchant through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays and/or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, subject to SEC regulation. Similarly, options on currencies may be traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal, and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Structured Notes

Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured notes and indexed

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securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference indicator. Structured notes or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Trade Claims

The debt obligations in which the Fund invests may include trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

Equity Securities

Any stock generally represents an ownership or equity interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities.  Stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied.  Stocks generally have voting rights.  Stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. They may or may not pay dividends, as some issuers reinvest all of their profits back into their businesses, while others pay out some of their profits to stockholders as dividends, while others do not generate sufficient income to support a dividend.

Credit Facility

The Fund has entered into a credit facility with State Street (the “Credit Facility”) to be used for temporary emergency purposes, including as necessary to meet redemptions, subject to limits established by the 1940 Act.  Any borrowings under the Credit Facility constitute financial leverage and are not convertible into securities of the Fund. Outstanding amounts are prepayable by the Fund prior to final maturity without significant penalty and there are no sinking fund or mandatory retirement provisions. Outstanding amounts are payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the credit facility or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund has agreed to indemnify State Street and certain related parties under the Credit Facility against liabilities they may incur in connection with the Credit Facility.

Securities Lending

To achieve its investment objective, the Fund may lend portfolio securities to certain financial institutions, provided that: (i) the loan is continuously secured by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities equal to at least 100% of the value of the loaned securities, and such collateral must be valued, or “marked to market,” daily (borrowers are required to furnish additional collateral to the Fund as necessary to fully cover their obligations); (ii) the loan may be recalled at any time by the Fund and the loaned securities be returned; (iii) any interest or dividends paid will be received by the Fund; and (iv) the aggregate value of the loaned securities will not exceed 33 1/3% of the Fund’s total assets. The Fund’s lending of securities involves the risk of loss in the loaned securities or relay in recovery of the securities if the borrower becomes insolvent or should otherwise fail to deliver the loaned securities. The Fund may engage the services of a securities lending agent who would receive a share of the income generated by such activities.  The fees associated with securities lending do not appear in the Fund’s fee table, and the Fund bears the entire risk of loss on any reinvested collateral received in connection with securities lending.  The Fund will not have the right to vote its loaned securities during the period of the loan, but the Fund is obligated to recall a loaned security in time to vote proxies if it has knowledge that a vote concerning a material event regarding the securities will occur.

Additional Risks of the Fund

Conflicts of Interest Risk

Because the Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Adviser receives fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts. In those instances, the Adviser has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Adviser has proprietary investments in certain accounts or where the portfolio manager or other employees of the Adviser have personal investments in certain accounts. The Adviser has an incentive to favor these accounts over the Fund. Because the Adviser manages accounts that engage in short sales of (or otherwise take short

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positions in) securities or other instruments of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall.  The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.  These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time.

Conflicts of interest may arise where the Fund and other funds advised by the Adviser or its affiliates (“Avenue funds”) simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one Avenue fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Avenue funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other Avenue funds, such other Avenue funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other Avenue funds were to lose their respective investments as a result of such difficulties, the Adviser may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Adviser will seek to act in the best interests of each of the Avenue funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance procedures.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Adviser or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other funds managed by the Avenue Capital Group), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.  The Board has approved various policies and procedures reasonably designed to monitor potential conflicts of interest.  The Board will review these policies and procedures and any conflicts that may arise; however, there can be no assurance that all conflicts will be identified.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform their duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating their time and services among the Fund and other Avenue funds. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the assets of other clients of the Adviser.

The Adviser or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser for other clients, and the Adviser will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

Market Disruption and Geopolitical Risk

The instability in the Middle East and Korea, terrorist attacks in the United States and around the world and social unrest globally may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. Developments in Europe regarding sovereign debt and concerns about the future of the Euro as a currency may adversely affect certain of the Fund’s investments. On June 23, 2016, the United Kingdom (“UK”) held a remain-or-leave referendum on the UK’s membership in the EU, the result of which favored the exit of the United Kingdom from the EU (“Brexit”). A process of negotiation will determine the future terms of the UK’s relationship with the EU, as well as whether the UK will be able to continue to benefit from the EU’s free trade and similar agreements. Depending on the terms of Brexit, economic conditions in the UK, the EU and global markets may be adversely affected by reduced growth and volatility. In addition, spurred by the Brexit referendum vote, other EU members may propose similar measures, thereby raising the possibility of additional departures from the EU.  The uncertainty before, during and after the period of negotiation — the timing of which is

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unknown — may also have a negative economic impact and increase volatility in the markets, particularly in the United Kingdom and the Eurozone. Such negative economic impact and volatility could, in turn, adversely affect market conditions. In addition, the political and economic instability in the UK and other European countries, particularly countries in the Eurozone, could adversely affect the Fund’s investments.  The Fund may make investments in the UK (before and after departure from the EU), other EU members and in non-EU countries that are directly or indirectly affected by the Brexit. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

Certain foreign markets may also rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Fund’s foreign holdings or exposures.

Municipal Obligations Risk

The credit obligations in which the Fund invests may include municipal obligations, including those of the states or territories (e.g., Puerto Rico) of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities. Municipal obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which they may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.

The two major classifications of municipal obligations are bonds and notes. Bonds may be further classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with municipal securities, both within a particular classification and between classifications. Although issued by governments and their agencies and instrumentalities, municipal securities are subject to default risk.

Investments in these municipal obligations may be affected significantly by economic, regulatory or political developments affecting the ability of a municipal issuer to pay interest or repay principal. Certain municipalities have recently experienced or continue to experience serious financial difficulties, and a reoccurrence or continuance of these difficulties may impair the ability of certain issuers to pay principal or interest on their obligations.

Trade Claims Risk

Trade claims are generally purchased from creditors of a bankrupt company and typically represent money due to a supplier of goods or services to the company. An investment in trade claims is very speculative and carries a high degree of risk. When the Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid instruments which generally do not pay interest, are typically unsecured and their pricing can be volatile. Trade claims typically may sell at a discount.

Recent Developments

The credit markets have been experiencing extreme volatility and disruption for several years. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. For example, certain borrowers may, due to macroeconomic conditions, be unable to make interest and/or principal payments on credit obligations during this period. A borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the credit obligations and foreclosure on the borrower’s assets securing the credit obligations, which could trigger cross-defaults under other agreements and jeopardize the borrower’s ability to meet other debt obligations. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting borrower. In addition, if a borrower were to commence bankruptcy proceedings, even though the Fund may hold a Senior Loan of such borrower, depending on the facts and circumstances, including the extent to which the Fund actually

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provided managerial assistance to such borrower, a bankruptcy court might recharacterize the Fund’s debt holding and subordinate all or a portion of its claim to that of other creditors. The current adverse economic conditions may also decrease the value of collateral securing some of the Fund’s loans and the value of its equity investments. Such conditions could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and the value of the Fund’s assets.

These developments may increase the volatility of the value of securities owned by the Fund. These developments may also make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Fund’s shares.

In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Government Intervention in the Financial Markets Risk

The recent instability in the financial markets has led the U.S. government (as well as certain foreign governments) to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. It is possible that governments (whether domestic or foreign) will not take any additional actions to support the financial markets or the economy (including by prohibiting any future “bailouts”), which may materially and adversely affect the Fund.

Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Borrowers under Senior Loans held by the Fund may seek protection under bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that they will be successful in doing so.

Cybersecurity and Operational Risks

The Fund and its service providers are susceptible to cybersecurity risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cybersecurity risk management and remediation purposes. In addition, cybersecurity risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

The Fund’s investments or its service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Fund’s ability to calculate its NAV in a timely manner, including over a potentially extended period.

FUND POLICIES

The following are fundamental investment policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting at which more than 50% of the Fund’s outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding voting securities). Except as otherwise noted, all

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percentage limitations set forth below apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis.  With respect to the limitation on borrowings, in the event that the Fund’s borrowings at any time exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays) the Fund will take corrective action to reduce the amount of its borrowings to an extent that such borrowings will not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).

However, the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes.

The Fund may not:

1.              Issue senior securities or borrow money, except the Fund may issue senior securities and/or borrow money (including through reverse repurchase agreements) to the extent permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time and (ii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

2.              Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of loans or portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3.              Invest in any security if, as a result, more than 25% of the value of the Fund’s net assets, taken at market value at the time of each investment, are in the securities of issuers in any one industry or group of related industries except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

4.              Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities and/or other instruments that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities and/or other instruments, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and/or other instruments and (f) as otherwise permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

5.              Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial or derivative instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

6.              Make loans of money or property to any person, except (a) to the extent that securities, instruments or interests in which the Fund may invest are considered to be loans (including through direct extensions of credit), (b) through the loan of portfolio securities (i.e., securities lending), (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

The latter part of certain of the Fund’s fundamental investment policies (i.e., the references to “as may otherwise be permitted by the 1940 Act, as amended from time to time and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time”) provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund’s Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

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The following is a non-fundamental investment policy of the Fund and may be changed by the Board without shareholder approval.  The Fund may not:

1.                                      Invest in illiquid assets if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid assets.

An illiquid asset is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books.  Should illiquid assets ever exceed 15% of the Fund’s net assets, the Adviser would work with the Board to determine the appropriate steps and timeframe for alleviating such excess, and the Adviser and the Board will take steps to satisfy the liquidity needs of the Fund.

The Fund will not purchase any portfolio securities while any borrowing exceeds 5% of its net assets and will not mortgage, hypothecate or pledge in excess of 33 1/3% of its total assets to secure any borrowings.

While the Fund is generally unconstrained within its credit universe by any particular capitalization, industry or style and may invest in any geographic region, the Fund is subject to the fundamental and non-fundamental investment policies and investment restrictions that are described herein and by any restrictions imposed by applicable law.

Temporary Defensive Investments

For temporary defensive purposes, during periods in which the Adviser believes that changes in economic, financial or political conditions make it advisable to do so, the Fund may reduce its primary investment holdings (when taking a defensive position) and invest in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of: (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (iii) adjustable, variable or floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (iv) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. or foreign corporations; (v) repurchase agreements with banks and broker-dealers with respect to such securities; and (vi) shares of money market funds. The Fund intends to invest for these temporary defensive purposes only in short-term and medium-term debt securities that the Adviser believes to be of high quality, i.e., subject to a lower risk of loss of interest or principal. In taking such positions, the Fund temporarily would not be pursuing and may not achieve its investment objectives. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

Portfolio Turnover

The annual rate of portfolio turnover may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of Fund portfolio securities during the fiscal year by the monthly average of the value of the Fund’s portfolio securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less).  During the period ended October 31, 2016, the Fund’s portfolio turnover rate was 206% of the average value of its portfolio.  During the period ended October 31, 2017, the Fund’s portfolio turnover rate was 115% of the average value of its portfolio.  The difference in the Fund’s portfolio turnover rate between the periods was attributable, in part, to a reduction in the aggregate value of purchases during the period.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties. The Fund may disclose its top ten portfolio holdings on a monthly basis approximately 15 business days after month end by posting this information on its website and discloses substantially all of its portfolio holdings on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after quarter end. The Fund may also disclose its portfolio breakdown by ratings, security type, geography, top five sectors and fixed vs. adjustable, variable or floating rate instruments, from time to time by posting this information on its website. These disclosures are public and are publicly available on an ongoing basis.

Other disclosures of portfolio holdings information will only be made following a determination by the Fund’s Chief Compliance Officer that the disclosures are for a legitimate business purpose and that the recipient has agreed in writing that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. No other officer or employee of the Trust or its affiliates is authorized to make such other disclosures without such a determination by the Chief Compliance Officer. Certain service providers to the Fund - namely, the Adviser, the administrator, the custodian, the transfer agent, counsel, each as identified below, and auditors and each of their respective affiliates and advisers, are authorized to receive such

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information regularly in the course of providing services for the Fund.  Additionally, the following third parties receive or have received portfolio holdings information, subject in each case to the requirements described above: Merrill Lynch, UBS, Conway Investment Research, LLC., Morgan Stanley.  The parties listed are as of January 31, 2018 and are subject to change. From time to time, the Fund and the Adviser may authorize additional parties to receive such additional portfolio holdings information, subject to the requirements described above. The Trustees will, on a quarterly basis, be provided with a list of any new recipients of portfolio information (along with information on the nature of the recipient and the details of the disclosures). Any such new recipient would also be required to confirm in writing both a duty of confidentiality and a duty not to trade on non-public information.

The Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in connection with any disclosures of portfolio holdings. In light of the narrowly restricted group of parties that will receive non-public disclosure of portfolio holdings, the Trust believes that the foregoing procedures substantially eliminate the likelihood of conflicts regarding use of this information between the interests of shareholders and the interests of affiliates of the Trust, including the Adviser and the Distributor. In the event that the Chief Compliance Officer or other officer or employee of the Trust or an affiliate believes that a conflict has arisen, he or she is required to raise the matter for resolution in accordance with the Trust’s procedures for such conflicts. In addition, any unauthorized disclosures will be reported to the Board on at least a quarterly basis.

Certain investors in other Avenue funds may have access to the portfolio holdings of those other Avenue funds on a more frequent or enhanced basis than the Fund’s portfolio holdings are disclosed to its shareholders.  To the extent that the Fund holds the same investments or investments issued by the same issuers as are held by other Avenue funds, these investors in other Avenue funds may receive more in-depth and/or more frequent information with respect to those holdings than will shareholders in the Fund.

MANAGEMENT OF THE FUND

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board and the Fund’s officers appointed by the Board. The tables below list the trustees and officers of the Fund and their present positions and principal occupations during the past five years.  The business address of the Fund, its board members and officers, and the Adviser is 399 Park Avenue, 6th Floor, New York, NY 10022, unless specified otherwise below. The term “Fund Complex” includes each of the registered investment companies advised by the Adviser or its affiliates as of the date of this SAI.

Interested Trustee(1)(2)

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years
Randolph Takian (43) 399 Park Avenue, 6th Floor New York, NY 10022	President, Chief Executive Officer and Trustee	Since March 2012	Senior Managing Director and Head of Traditional Asset Management of Avenue Capital Group (since 2010). Vice President of Boulevard Acquisition Corp. II, a blank check company and an affiliate of Avenue Capital Group (from 2015 to December 2017). President, Chief Executive Officer and Trustee of Avenue Income Credit Strategies Fund (from 2010 to 2017).	1

Trustee of Aberdeen Income Credit Strategies Fund (formerly, Avenue Income Credit Strategies Fund) (since 2017), Board Member and member of Executive Committee of Lenox Hill Neighborhood House, a non-profit.

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Independent Trustees(1)

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years
Joel Citron (55) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee (Chairman)	Since May 2012	Chairman of the Board of Trustees of Avenue Income Credit Strategies Fund (2010-2017); Chief Investment Officer/Managing Member of TAH Management/TAH Capital Partners, a private investment management firm (since 2009), and CEO of Tenth Avenue Holdings, a related holding company (since 2008).	1

Director of Evolution Gaming AB, an online gaming developer (since 2015); Director of Hello Products LLC, a consumer package goods company (since 2013); Chairman of Tenth Avenue Commerce, an e-commerce company (since 2010); Director of Attivio, Inc., a software company (since 2009); Director of Boulevard Acquisition Corp. II, a blank check company, and an affiliate of Avenue Capital Group (from 2015 to December 2017); Board Member of the Birthright Israel Foundation; Director of Starfall Education Foundation; Board of Councilors Member of Shoah Foundation at the University of Southern California. Formerly, Chairman of Oasimia AB, a Swedish publicly traded biotech company (from 2011 to 2015);

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					and Director of Boulevard Acquisition Corp., a blank check company and an affiliate of Avenue Capital Group (from 2014 to 2015).
Darren Thompson (54) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since May 2012	Trustee of Avenue Income Credit Strategies Fund (2010-2017); Chief Financial Officer, Spruce Finance Inc. (financing provider for solar and home efficiency improvements) (since 2016). Senior Advisor, RailField Realty Partners, LLC (private investment and advisory firm) (since 2012). Formerly, Executive Vice President of Strategy and Chief Financial Officer, B2R Finance, L.P. (a commercial real estate financing provider) (2015-2016).	1

Director of Boulevard Acquisition Corp. II, a blank check company, and an affiliate of Avenue Capital Group (from 2015 to December 2017). Formerly, a Director of Boulevard Acquisition Corp., a blank check company, and an affiliate of Avenue Capital Group (from 2014 to 2015).

Julie Dien Ledoux (48) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since May 2012	Trustee of Avenue Income Credit Strategies Fund (from 2010 to 2017).	1	Board Member and on the Executive Committee of Treadwell Farms Historic District Association f/k/a East Sixties Property Owners Association, a non-profit neighborhood group.

Principal Officers who are not Trustees

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience
Stephen M. Atkins (52) 399 Park Avenue, 6th Floor New York, NY 10022	Treasurer and Chief Financial Officer	Since September 2012	Treasurer and Chief Financial Officer of Avenue Income Credit Strategies Fund (from 2012 to 2017); Senior Vice President of Avenue Capital Group, an investment management firm (since 2010).
Jeffrey J. Gary (55) 399 Park Avenue, 6th Floor New York, NY 10022	Vice President	Since May 2012

Vice President of Avenue Income Credit Strategies Fund (2012-2017); Portfolio Manager of Avenue Income Credit Strategies Fund (from 2012 to 2017); Senior Portfolio Manager of Avenue Capital Group, an investment management firm (since 2012).

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Ty Oyer (46) 399 Park Avenue, 6th Floor New York, NY 10022	Secretary	Since May 2012

Secretary of Avenue Income Credit Strategies Fund (from 2010 to2017); and Deputy Chief Compliance Officer (since January 2011) and Compliance Manager of Avenue Capital Group, an investment management firm (since 2008).

Eric Ross (48) 399 Park Avenue, 6th Floor New York, NY 10022	Chief Compliance Officer	Since May 2012	Chief Compliance Officer of Avenue Income Credit Strategies Fund (from 2010 to2017); Chief Compliance Officer of Avenue Capital Group, an investment management firm (since 2006).

(1)  “Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and “Interested Trustees” are those Trustees who are “interested persons” of the Fund.

(2)  Mr. Takian is an “Interested Trustee” due to his employment with the Investment Adviser.

The Board currently has two committees, an audit committee and a nominating committee. Each of the audit committee and the nominating committee are composed solely of “Independent Trustees,” which is defined for purposes hereof as trustees who are not “interested persons” of the Fund as defined by the 1940 Act.

Risk Oversight

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s investment program and business affairs. The Board views risk management as an important responsibility of management.  Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers. The Board exercises oversight of the risk management processes through oversight by the full Board. The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, the Adviser and the affiliates of the Adviser and other service providers to the Fund, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers, make reports to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the trustees as to risk management matters are typically summaries of the relevant information. Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.  The Board met five times during the fiscal year ended October 31, 2017.

The Board’s audit committee consists of Mr. Citron, Ms. Dien Ledoux and Mr. Thompson, the chairman.  Among other things, the audit committee makes recommendations to the Board concerning the selection of the Fund’s independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund’s annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund’s financial statements, accounting records or internal controls.  The Board has adopted a formal written charter for the audit committee which sets forth the audit committee’s responsibilities.  The Audit Committee met four times during the fiscal year ended October 31, 2017.

The Board’s nominating committee consists of Mr. Citron, Ms. Dien Ledoux, the chairwoman, and Mr. Thompson. The nominating committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board and advises the Board with respect to Board composition, procedures, compensation and committees.  The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the

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Independent Trustees as described below.  The Nominating Committee met four times during the fiscal year ended October 31, 2017.

The Board may establish additional committees as it deems necessary or convenient.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Trustee Beneficial Ownership of Securities

The following table shows the dollar range of equity securities owned by the trustees in the Fund and in other investment companies overseen by the trustee within the same family of investment companies as of December 31, 2017.  Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.  The information as to ownership of securities which appears below is based on statements furnished to the Fund by its trustees and executive officers.

Amount Invested Key

A.                        None

B.                        $1-$10,000

C.                        $10,001-$50,000

D.                        $50,000-$100,000

E.                         Over $100,000

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Joel Citron	A	A
Darren Thompson	A	A
Julie Dien Ledoux	A	A

Interested Trustee

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(*)
Randolph Takian	A	A

For independent trustees and their family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2017.

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Name	Name of owners and relationships to trustees	Company	Title of Class	Value of Securities	Percent of Class
Joel Citron	None	N/A	N/A	N/A	N/A
Julie Dien Ledoux*	Self	Avenue Special Situations Fund IV, LP and Avenue Special Situations Fund IV (Parallel), LP	Limited Partnership Interest	$2,206	Approximately 0.005%
Darren Thompson	None	N/A	N/A	N/A	N/A

Experience of Trustees

The trustees were selected to join the Board based upon the following as to each trustee: his/her character and integrity; such person’s business and/or financial experience; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a trustee. No factor, by itself, was controlling.  Information regarding each trustee’s specific professional experience is set forth below.

Mr.  Takian brings to the Board of Trustees over 18 years of product development, marketing and management experience in the investment management industry.  Prior to joining Avenue in 2010, Mr. Takian held various roles within Morgan Stanley’s Asset Management Group (MSIM), most recently as Managing Director and Head of Americas for distribution, product and marketing as well as their Corporate Development team.  In connection with his positions at Morgan Stanley, Mr. Takian also gained experience as an officer and director for registered open end funds.  Prior to joining Morgan Stanley in 2006, Mr. Takian led the strategy and mergers and acquisitions group for the Global Wealth and Investment Management businesses at Bank of America.  Mr. Takian brings to the Trust management, marketing and product development experience with respect to both alternative and retail investment products.

Mr. Citron brings to the Board of Trustees over 31 years of investment and managerial experience.  Mr. Citron is Chief Investment Officer and Managing Member of a private investment firm, and Chief Executive Officer of an affiliated holding company.  Mr. Citron has served also in similar capacities in the past for hedge funds and private equity firms.  Further, Mr. Citron has served as Chairman of private and public companies in the United States and Europe.  Mr. Citron also serves on the board of non-profit organizations.  Mr. Citron offers the Trust a Chairman who thoroughly understands the operations of an investment vehicle, and also provides more general managerial and board oversight experience.

Mr. Thompson brings to the Board of Trustees over 31 years of management and financial experience.  Mr. Thompson is the Chief Financial Officer of Spruce Finance Inc., a consumer finance company, and Senior Adviser at a private investment and advisory firm, RailField Realty Partners, LLC.  Mr. Thompson’s prior positions include those of Managing Director and Principal, at the investment banks of Goldman Sachs and Morgan Stanley, respectively.  In addition, Mr. Thompson held senior management positions at the Federal National Mortgage Association.  Importantly, Mr. Thompson was also Chief Financial Officer of Spruce Finance, L.P. and Revolution Money Inc., the latter of which was later acquired by American Express.  In those capacities, Mr. Thompson, among other things, was in charge of accounting and control, capital raising and finance functions at those companies.  Mr. Thompson brings significant financial expertise to the Trust.

Ms. Dien Ledoux brings to the Board of Trustees nearly 24 years of relevant investment and financial experience.  Ms. Dien Ledoux was formerly an analyst and later portfolio manager with Avenue Capital Group, where she focused on distressed investing.  During her tenure there, she was responsible for assisting with the direction of the investment activities of the multi-billion dollar Avenue U.S. strategy funds.  Prior to joining Avenue, Ms. Dien Ledoux was a Vice President at Banco Santander/Santander Investment and a senior member of a group responsible for managing proprietary capital invested in high yield, distressed debt and special situations.  Previously, she was also an analyst with several firms.  Ms. Dien Ledoux brings to the Trust a keen understanding of its investments as well as of the operations of the Adviser.

The Board believes that each trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees lead to the conclusion that each trustee possesses the requisite attributes and skills. The Board also believes that the trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties support this conclusion.

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Compensation

Each trustee who is not an employee of Avenue Capital Group is compensated by an annual retainer and meeting fees (including additional compensation for service as chairperson of the Board or chairperson of a Board committee).  As of January 1, 2018, each such Trustee currently receives an annual retainer of $30,000.  The Chairmen of the Board, Audit Committee and Nominating Committee each receive an additional annual retainer of $2,000 for the chairman position.  In addition, the Trustees receive a fee of $2,000 for each regular Board meeting and $1,000 for each special Board meeting, and $1,000 for each committee meeting they attend if held separately from a regular Board meeting.  Further, the Fund reimburses each independent Trustee for his or her reasonable out-of-pocket expenses related to service as a Trustee.

Additional information regarding compensation for Trustees is set forth below for the periods described in the notes accompanying the table.  Currently, the Fund does not have a bonus, profit sharing, pension or retirement plan.  Set forth in the table below is the compensation received by Board members for the fiscal year ended October 31, 2017.

Compensation Table*

		Fund Complex
Name	Compensation from the Fund for the Fiscal Year ending October 31, 2017	Pension or Retirement Benefits Accrued as Part of Expenses	Annual Benefits from the Fund Complex upon Retirement	Total Compensation from Fund Complex Paid to Board for the Fiscal Year ending October 31, 2017
Independent Trustees
Joel Citron	$40,000	N/A	N/A	$62,500
Darren Thompson	$40,000	N/A	N/A	$62,500
Julie Dien Ledoux	$40,000	N/A	N/A	$62,500
Interested Trustee
Randolph Takian	$0	N/A	N/A	$0

*                      The Fund has no employees.  The Fund’s officers and Mr. Takian are compensated by the Adviser and/or their affiliates.

Codes of Ethics

The Fund and the Adviser have each adopted a Code of Ethics (the “Code of Ethics”) that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics do not prohibit employees from acquiring securities that may be purchased or held by the Fund, but are intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Avenue funds and that such employees do not take unfair advantage of their relationship with the Fund. Additional restrictions may apply to portfolio managers, traders, research analysts and others who may have access to non-public information about the trading activities of the Fund or other Avenue funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel. The Code of Ethics can be reviewed and copied at the SEC’s public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site http://www.sec.gov; or, upon payment of copying fees, by writing the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Proxy Voting Policies

The Board has delegated the day-to-day responsibility to the Adviser to vote the Fund’s proxies.  Proxies are voted by the Adviser pursuant to the Board approved proxy guidelines, a copy of which as currently in effect as of the date of this SAI is attached hereto as Appendix B.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12 month period ending June 30 will be available without charge by calling 1-877-525-7330, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To the Fund’s knowledge, the following shareholders held of record or beneficially owned 5% or more of any class of the outstanding shares of the Fund as of January 31, 2018.  Any shareholder that owns more than 25% of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund.  Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring approval of shareholders of the Fund.  The Trustees and Officers, as a group, owned less than 1% of the Fund’s shares as of January 31, 2018.

Class of Fund	Name and Address of Owner	Percentage of Outstanding Shares
Avenue Mutual Funds Trust Institutional Class	UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086	36.73	%*
	Charles Schwab & Co Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA 94105	32.76%

*Owns more than 25% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Fund’s investment adviser is Avenue Capital Management II, L.P.  The Adviser’s principal office is located at 399 Park Avenue, 6th Floor, New York, New York 10022.

The Adviser is 99% owned by Avenue Management Holdco, L.P., a limited partner, and is 1% owned and 100% controlled by Avenue Capital Management II GenPar, LLC, its general partner.  Both the limited partner and the general partner of the Adviser are controlled by Marc Lasry and Sonia Gardner, who are the principals of Avenue Capital Group.  Morgan Stanley, the global financial services firm, owns an indirect, non-controlling minority interest in Avenue Capital Group.  In that regard, a Morgan Stanley affiliate is a limited partner of an entity that is a limited partner of the Adviser.

Portfolio Manager

The portfolio manager of the Fund is Jeffrey J. Gary, Senior Portfolio Manager of the Adviser. Mr. Gary will have access to the other investment teams within Avenue Capital Group, including the distressed credit teams, which include over 50 investment professionals. As of January 31, 2018, Avenue Capital Group managed approximately $9.7 billion in assets with offices in 10 different countries.

Advisory Agreement

The Fund and the Adviser are parties to an advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser will supervise the investment activities of the Fund; obtain and evaluate such information and advice relating to the economy, securities, securities markets and commodities markets as it deems necessary or useful to discharge its duties under the Advisory Agreement; continuously manage the assets of the Fund in a manner consistent with the investment objective and policies of the Fund; determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate. The Adviser will also furnish to or place at the disposal of the Fund such information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.  Under the Advisory Agreement, the Adviser will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily net assets. For the fiscal years ended October 31, 2015, October 31, 2016, and October 31, 2017, the Fund paid the Adviser advisory fees (gross of the fee waivers and/or expense reimbursements, described below) of $18,071,433, $5,142,504 and $2,149,488, respectively.

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The Fund will pay all of its other expenses, including, among others, legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; costs of stationery; any litigation expenses; and costs of shareholders’ and other meetings.

The Adviser has contractually agreed to reimburse the Fund so that Total Annual Fund Operating Expenses After Expense Reimbursement are limited to 1.75% and 1.50% of the average daily net assets of the Investor Class and Institutional Class, respectively, until February 28, 2019 (excluding (i) interest, taxes, brokerage commissions and expenditures capitalized in accordance with generally accepted accounting principles, (ii) portfolio transactions and investment related expenses and (iii) extraordinary expenses not incurred in the ordinary course of the Fund’s business) (the “Expense Cap Agreement”). The Expense Cap Agreement can only be terminated by the independent Trustees of the Fund.  The Adviser waived advisory fees and/or reimbursed expenses in the amount of $0, $217,556, and $783,110 during the fiscal years ended October 31, 2015, October 31, 2016, and October 31, 2017, respectively. Under the Expense Cap Agreement, the Fund may repay the Adviser for fees previously waived and/or expenses previously reimbursed by the Adviser if, within three years of such waiver/reimbursement, the Fund could repay the Adviser without causing the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement to exceed 1.75% and 1.50% of the average daily net assets of the Investor Class and Institutional Class, respectively, for the fiscal year in which such repayment would occur when such amount repaid to the Adviser is included in the Fund’s Total Annual Fund Operating Expenses; provided that any such repayment required to be made to the Adviser following a termination of the Expense Cap Agreement will be subject to the approval of the Fund’s Board of Trustees.  The Fund repaid the Adviser for fees previously waived and/or expenses reimbursed by the Adviser in the amount of $0, $0, and $0 during the fiscal years ended October 31, 2015, October 31, 2016, and October 31, 2017, respectively.

Under the Advisory Agreement, the Adviser is permitted to provide investment advisory services to other clients. Conversely, information furnished by others to the Adviser in the course of providing services to clients other than the Fund may be useful to the Adviser in providing services to the Fund.

The Advisory Agreement will continue for an initial term of two years and may be continued thereafter from year to year provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board who are not “interested persons” of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a majority vote of either the Fund’s Board or the Fund’s outstanding voting securities. The Advisory Agreement may be terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days’ prior written notice. The Advisory Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act. At an in-person meeting of the Board on December 14, 2017, called for the purpose of considering the continuance of the Advisory Agreement, the Board, including those members of the Board who are not “interested persons” of the Adviser or the Fund, unanimously approved the continuance of the Advisory Agreement for an additional one year period.  Discussion regarding the basis of the approval of the Advisory Agreement will be included in the Fund’s semi-annual report to shareholders for the six month period ended April 30, 2018.

The Advisory Agreement provides that the Adviser will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Advisory Agreement.  Trustees, officers and persons controlling the Trust will not be indemnified for liabilities arising under the Securities Act.

Administrator

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, MA 02111, serves as administrator to the Fund. Under the administration agreement, State Street is generally responsible for managing the administrative affairs of the Fund.

State Street is entitled to receive a monthly fee at the annual rate of 0.06% of the average daily value of the Fund’s net assets up to $300 million, and 0.045% of the average daily value of the Fund’s net assets above $300 million, subject to a minimum monthly fee of $11,500, plus out of pocket expenses.  For the fiscal years ended October 31, 2015, October 31, 2016, and October 31, 2017, the Fund paid State Street fees of $897,558, $293,383, and $186,116, respectively, for its services as an administrator of the Fund.

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Custodian, Dividend Paying Agent, Transfer Agent and Registrar

State Street will serve as custodian for the Fund (the “Custodian”). The Custodian will hold cash, securities, and other assets of the Fund as required by the 1940 Act and also provides certain Fund accounting services. Custody and accounting fees are payable monthly based on assets held in custody, investment purchases and sales activity and other factors, plus reimbursement for certain out of pocket expenses.  The principal business address of the custodian is One Lincoln Street, Boston, MA 02111.  State Street will also act as the Fund’s dividend paying agent, transfer agent and the registrar for the Fund’s shares. State Street’s principal address is One Lincoln Street, Boston, MA 02111. For the fiscal years ended October 31, 2015, October 31, 2016, and October 31, 2017, the Fund paid State Street fees of $1,054,175, $317,011, and $189,278, respectively, for its services as Custodian. For the fiscal years ended October 31, 2015, October 31, 2016, and October 31, 2017, the Fund paid State Street fees of $834,918, $577,033, and $401,371, respectively, for its services as transfer agent, dividend paying agent and registrar of the Fund.

Distributor

Foreside Fund Services, LLC, (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor distributes shares of the Fund through broker-dealers who are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and who have executed dealer agreements with the Distributor.  The Distributor continually distributes shares of the Fund on a best efforts basis.  The Distributor is not obligated to sell any specific amount of Fund shares.  The Fund reserves the right to suspend or discontinue distribution of Fund shares.

The Distribution Agreement will remain in effect provided that it is approved at least annually by the Board or by a majority of the Fund’s outstanding shares, and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not less than 60 days’ prior written notice.

Other than as were disclosed below under “Distributor (12b-1) and Shareholder Service Plans,” the Distributor has not received any underwriting commission.

The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.  The Distributor is not affiliated with the Adviser, the Transfer Agent or their affiliates.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund.  With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements.  These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor.  These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund, maintaining financial records and account information of shareholders, disbursing dividends and capital gains distribution, mailing trade confirmations and other documentation and responding to shareholder account-related requests and inquiries.  In recognition of the expense savings for the Fund arising from the services provided by a financial intermediary pursuant to an agreement with the Distributor and/or the Adviser that the Fund would otherwise perform or cause to be performed, such as sub-accounting and related shareholder services, each class of the Fund may pay all or a portion of the shareholder servicing fees payable by that class to such intermediary.  A financial intermediary’s agreement with the Adviser may involve payments to an intermediary from the Adviser’s own resources for certain shareholder services or services related to marketing the Fund, such as including the Fund on preferred or recommended lists or in certain sales programs, access to the intermediary’s salespersons, including the Fund in the intermediary’s marketing communications and assistance in training and education of personnel.  The nature and extent of services provided by, and compensation to, such financial intermediaries may vary from intermediary to intermediary.

Payments to financial intermediaries by a Fund or from the Adviser’s own resources may be a fixed dollar amount, an amount based on the number of customer accounts maintained by an intermediary or an amount calculated as a percentage of the value of shares sold to, or held by, customers of the intermediary involved or a combination of the foregoing. These payments may be significant to certain financial intermediaries, and may influence the level of such intermediary’s support of the sale of the Fund through its distribution system.  The Adviser and its affiliates may be motivated to make payments from its own resources to various financial intermediaries because to the extent these intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, the Adviser benefits from the incremental management and other fees paid by the Fund with respect to those assets.

During the fiscal year ended October 31, 2017, the Adviser or its affiliates had contractual arrangements to make additional payments from its own resources to the financial intermediaries listed below, among others, which may change over time during the current fiscal year:

Central Park Group

Access Distribution Partners

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Charles Schwab

UBS Financial Services

Morgan Stanley

Raymond James

Goldman Sachs

Pershing

National Financial Services

Distribution (12b-1) and Shareholder Service Plans

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), applicable to Investor Class shares, and a separate Shareholder Servicing Plan applicable to Investor Class and Institutional Class shares.

The 12b-1 Plan allows the Fund to pay fees to cover sales, marketing, and promotional expenses of the Investor Class, as well as related ancillary services such as account maintenance and customer service to Investor Class shareholders.  The 12b-1 Plan permits the Fund to pay a distribution (12b-1) fee at an annual rate of 0.25% of net assets attributable to Investor Class Shares.  For the fiscal year ended October 31, 2017, the Fund paid $360,912 in Rule 12b-1 fees, all of which were paid to the Distributor.  The Distributor uses the proceeds from the Rule 12b-1 fees to compensate financial intermediaries for the activities described above.  Any amounts not paid to financial intermediaries will be used to offset certain costs associated with the Distributor’s services relating to the Fund’s Investor Class shares.

The Shareholder Servicing Plan allows the Fund to pay a fee for assistance in connection with shareholder services such as account maintenance and customer service to Investor Class and Institutional Class shareholders.  The Shareholder Servicing Plan permits the Fund to pay shareholder service fees at an annual rate of up to 0.25% and 0.15% of net assets attributable to Investor Class Shares and Institutional Class Shares, respectively, to cover the costs of such services.  For the fiscal year ended October 31, 2017, the Fund paid $207,577 and $53,295 in shareholder service fees attributable to Investor Class shares and Institutional Class shares, respectively.

Both the 12b-1 Plan fees and Shareholder Servicing Plan fees are subject to the approval of the Board.  Because these fees, as applicable, are deducted from the net assets of the Investor Class and Institutional Class on an ongoing basis, they have the effect of increasing the cost of your investment the longer you hold it.  In addition, because the Investor Class pays a 12b-1 Plan fee while the Institutional Class does not, this will result in lower total returns for an investor in Investor Class shares than one in Institutional Class shares of the Fund.

PORTFOLIO MANAGERS

Other Accounts Managed by the Portfolio Managers

Set forth below is information regarding the individual identified in the Fund’s Prospectus as primarily responsible for the day- to-day management of the Fund’s Portfolio (“Portfolio Manager”).  As of October 31, 2017, the Portfolio Manager was also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:

		Total	Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Assets ($ in millions)	Number of Accounts	Total Assets
Jeffrey Gary
Other Registered Investment Companies	2	$353.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Portfolio Manager Compensation

The Adviser’s financial arrangements with its investment professionals, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. Generally, the basis for determining an investment professional’s total compensation is determined through a process that evaluates an investment professional’s performance against several quantitative and qualitative factors, the investment professional’s ability to work well with other members of Adviser, the investment professional’s contributions to Adviser’s overall success and other factors. The principal components of compensation include a base salary and a bonus.

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Base Compensation. Mr. Gary receives base compensation based on his seniority and/or position with the firm.

Bonus. Mr. Gary also receives additional compensation representing a portion of the Adviser’s management fee revenue based on the assets of the Fund.

Securities Ownership of Portfolio Manager

The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund that he manages as of October 31, 2017:

Portfolio Manager	Dollar Range of Shares Held in the Fund
Jeffrey Gary	Over $100,000

Conflicts of Interest of the Adviser

Because the Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Adviser receives fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts. In those instances, the portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Adviser has proprietary investments in certain accounts, where the portfolio manager or other employees of the Adviser have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits plan. The Adviser has an incentive to favor these accounts over the Fund. Because the Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall.  The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.  These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time.

The Adviser manages assets for accounts other than the Fund, including private funds.  The expected risk and return profile for the Fund is generally lower than for most of the other Avenue funds.  The Fund may invest in the same credit obligations as the Avenue funds, although their investments may include different obligations of the same issuer.  For example, the Fund might invest in Senior Loans issued by a borrower and one or more Avenue funds might invest in the borrower’s junior debt. Investment opportunities appropriate for both the Fund and another Avenue fund generally will be allocated between the Fund and the other Avenue fund in a manner that the Adviser believes to be fair and equitable under the circumstances, in accordance with the Adviser’s trade allocation policies.

Conflicts of interest may arise where the Fund and other Avenue funds simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one Avenue fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Avenue funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other Avenue funds, such other Avenue funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other Avenue funds were to lose their respective investments as a result of such difficulties, the Adviser may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Adviser will seek to act in the best interests of each of the Avenue funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance procedures.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Adviser or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which includes other funds managed by the Avenue Capital Group), which could be deemed to include certain types of investments, or certain types of restructurings of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.  The Board has approved various policies and procedures

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reasonably designed to monitor potential conflicts of interest.  The Board will review these policies and procedures and any conflicts that may arise.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform their duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating their time and services among the Fund and other Avenue funds. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the assets of other clients of the Adviser.

The Adviser or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information.  The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity.  Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser for other clients, and the Adviser will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts.  In certain circumstances, employees of the Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Portfolio Transactions and Brokerage Allocation

The Adviser has responsibility for decisions to buy and sell securities and other instruments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund’s portfolio business, the policies and practices in this regard are subject to review by the Fund’s Board.

With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund (although a more developed market may exist for certain Senior Loans). The Fund may be required to pay fees, or give up a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. The Adviser will determine the lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the borrower, financial condition, credit standards and quality of management. The illiquidity of many Senior Loans may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Fund’s interests in Senior Loans at a fair price should the Fund desire to sell such interests. Affiliates of the Adviser may participate in the primary and secondary market for Senior Loans. Because of certain limitations imposed by the 1940 Act, this may restrict the Fund’s ability to acquire some Senior Loans. The Adviser does not believe that this will have a material effect on the Fund’s ability to acquire Senior Loans consistent with its investment policies.

As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the OTC market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices.

The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

The Adviser is responsible for the placement of the portfolio transactions of the Fund and the negotiation of any commissions paid on such transactions. Portfolio investments are normally purchased through brokers on securities exchanges or directly from the issuer or from an underwriter or market maker for the instruments. Purchases of portfolio instruments through brokers involve a commission to the broker. Purchases of portfolio instruments from dealers serving as market makers include the spread between the bid and the asked price. In effecting securities transactions, the Adviser will seek to obtain the best execution of orders. Commission rates are a component of price and are considered along with other relevant factors. In determining the broker or dealer to be used and the commission rates to be paid, the Adviser will consider the utility and reliability of brokerage services, including execution capability and performance, financial responsibility, investment information, market insights, other research provided by such brokers, and access to analysts, management and idea generation. Accordingly, the commissions charged by any such broker may be greater than

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the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such brokers. Consistent with the requirements of best execution, brokerage commissions on accounts may be directed to brokers in recognition of investment research and information furnished as well as for services rendered in execution of orders by such brokers. By allocating transactions in this manner, the Adviser is able to supplement their research and analysis with the views and information of brokerage firms. The Adviser may also allocate a portion of its brokerage business to firms whose employees participate as brokers in the introduction of investors to the Adviser or who agree to bear the expense of capital introduction, marketing or related services by third parties. Eligible research or brokerage services provided by brokers through which portfolio transactions for the Adviser are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news and research services, financial publications and other products and services (e.g., software based applications for market quotes and news, database programs providing portfolio company and industry data) providing lawful and appropriate assistance to the portfolio managers and their designees in the performance of their investment decision-making responsibilities on behalf of the Adviser and other Avenue funds (collectively, “Soft Dollar Items”). The Adviser and its affiliates generally use such products and services for the benefit of all of their accounts. Soft Dollar Items may be provided directly by brokers, by third parties at the direction of brokers or purchased on behalf of the Fund and its affiliates with credits or rebates provided by brokers. Any Soft Dollar Items obtained in connection with portfolio transactions for the Fund are intended to fall within the “safe harbor” of Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund or the Adviser if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. The Adviser has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts that may arise in connection with the management of the Fund and other Avenue funds. See “Conflicts of Interest of the Adviser.”

Certain broker-dealers, through which the Fund may effect securities transactions, may be affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund’s Board has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews.

The placing and execution of orders for the Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including the Adviser or its affiliates). The Fund may utilize affiliates of the Adviser in connection with the purchase or sale of securities in accordance with rules adopted or exemptive orders granted by the SEC when the Adviser believes that the charge for the transaction does not exceed usual and customary levels. In addition, the Fund may purchase securities in a placement for which affiliates of the Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Fund will not purchase securities from or sell securities to any affiliate of the Adviser acting as principal. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

During the fiscal years ended October 31, 2015, October 31, 2016, and October 31, 2017, the Fund paid an aggregate dollar amount of brokerage commissions of $181,505, $245,287, and $38,845, respectively. The differences in dollar amounts paid between the fiscal year ended October 31, 2017 and prior years is attributable, in part, to a decreased number of portfolio transactions during the period.

SHARES OF THE FUND

All shares of the Fund when duly issued will be fully paid and non-assessable. Except as otherwise described in the Prospectus, shares have no preemptive, subscription or conversion rights and are freely transferable. The Trust currently consists of one series. The shareholders of the Fund have one vote for each share held on matters on which all shares of the Trust shall be entitled to vote. Each class will vote separately on matters affecting only that class or as otherwise required by law. The Trustees are authorized to classify or re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional funds with different objectives, policies, risk

39

considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the laws of the State of Delaware.

Shares of the Fund have equal non-cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board. The shares of the Fund also have equal rights with respect to dividends, assets and liquidation of the Fund and are subject to any preferences, rights or privileges of any classes of shares of the Fund. The Trust is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes requiring shareholder approval, such as changing fundamental investment policies or upon the written request of 10% of the shares of the Fund.

PRICING OF SHARES

Net Asset Value

The price you will pay for a share of a class of the Fund is the NAV per share of that class. The NAV is calculated on each day that the NYSE is open as of the close of regular trading, normally 4:00 p.m., Eastern Time. The NAV of each class of the Fund is determined by dividing the Fund’s portfolio investments and other assets attributable to that class, less any liabilities attributable to that class, by the total number of shares outstanding of that class. Your order will be priced at the next NAV calculated following receipt of your transaction in good order by the transfer agent or your broker-dealer or other financial intermediary. For a transaction to be considered in “good order,” all required information must be provided, required authorized signatures must be included, and payment must be in a form acceptable as per the “Paying for Shares” section of this Prospectus. Your order will be deemed to be received before the close of trading if the order was received before that time by the transfer agent or by certain broker-dealers or financial intermediaries.

Under the Fund’s valuation guidelines, securities and loans for which reliable market quotations are readily available are valued at current market value.  All other loans, securities and assets of the Fund (for which market quotations are not readily available or are deemed unreliable) are valued at “fair value,” as determined in good faith by or in accordance with procedures adopted by the Board.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities.

Senior secured adjustable, variable or floating rate loans for which an active secondary market exists to a reliable degree will be valued at the bid price in the market for such loans, as provided by a loan pricing service. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange.

The Fund will normally use pricing data for domestic equity securities received shortly after the close of the NYSE and do not normally take into account trading, clearances or settlements that take place after the close of the NYSE.  A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the close of the NYSE, if the close of the NYSE occurs before the end of trading on the foreign exchange.

Certain short-term securities with maturities of 60 days or less are generally valued based on amortized cost, which the Fund’s Board has determined constitutes fair value.  With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies, the Fund’s NAV will be calculated based upon the NAVs of such investments.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and ask price of such currencies against the U.S. dollar as quoted by a major bank. Foreign securities held by the Fund generally trade on foreign markets which may be open on days when the NYSE is closed. This means that the value of the Fund’s portfolio securities can change on a day on which you cannot purchase or redeem Fund shares. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instances, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

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Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.  Generally, when the Fund pays income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

Please note that the Fund does not report total assets under management to third party data services on a daily basis.  For investor inquiries regarding assets under management and related information, please contact the Adviser at investorrelations@avenuecapital.com.

TAXATION OF THE FUND

The following is a description of the material U.S. federal income tax considerations affecting the Fund and the material U.S. federal income tax consequences of owning and disposing of Fund shares. The discussion below provides general tax information related to an investment in Fund shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Fund. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the shares; entities classified as partnerships for U.S. federal income tax purposes; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion only applies to a shareholder that holds shares as a capital asset and is a U.S. holder. A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of shares and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. Tax laws are complex and often change, and shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund in their particular circumstances.

The Fund has elected, and intends to qualify to be treated in each taxable year as, a regulated investment company (a “RIC”) under Subchapter M of the Code. To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer; (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes (including amounts that are treated as such and are reinvested pursuant to the Plan, as described below) to its shareholders, provided that it distributes on a timely basis with respect to each taxable year an amount at least equal to the sum of 90% of its investment company taxable income and its net tax-exempt interest income for such taxable year (i.e., the 90% distribution requirement). In general, a RIC’s “investment

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company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain and with certain other adjustments. The Fund intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gain on an annual basis. Any taxable income, including any net capital gain, that the Fund does not distribute to its shareholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

A RIC will be subject to a nondeductible 4% excise tax on amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must generally distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid federal income tax in the taxable year ending within the relevant calendar year. The Fund intends generally to make distributions sufficient to permit it to avoid the imposition of this excise tax, but there can be no assurance in this regard.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate shareholders or, to the extent applicable, as qualified dividend income in the case of non-corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Some of the investments that the Fund is expected to make, such as investments in debt securities that are treated as issued with original issue discount, will cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. Because the distribution requirements described above will apply to this income, the Fund may be required to borrow money or dispose of other securities in order to make the relevant distributions.

Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions and (vi) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions. Moreover, there may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the U.S. federal income tax treatment of investments in debt securities that are rated below investment grade is uncertain in various respects.

Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net long-term capital gains will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned shares. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital that will be applied against and reduce the shareholder’s basis in its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in its shares, the excess will be treated as gain from a sale of the shares.

42

It is expected that a very substantial portion of the Fund’s income will consist of ordinary income. For example, interest and original issue discount derived by the Fund will constitute ordinary income. In addition, gain derived by the Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to shareholders.

Dividends distributed by the Fund to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of qualifying dividends received by the Fund. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its shares of the Fund. Additionally, distributions made to a non-corporate shareholder out of dividend income received by the Fund from U.S. corporations and certain non-U.S. corporations will generally be eligible for treatment as “qualified dividend income” and subject to tax at a maximum rate of 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts), provided that the shareholder meets certain holding period and other requirements with respect to its shares.  Given the Fund’s investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction (in the case of corporate shareholders) or for treatment as “qualified dividend income” (in the case of individual shareholders).

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Sale of Shares

A Shareholder may recognize capital gain or loss on the sale or other disposition of shares. The amount of the gain or loss will be equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term gain or loss if the shareholder’s holding period for such shares is more than one year. Under current law, net long-term capital gains recognized by non-corporate shareholders are generally subject to a maximum rate of either 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.

Losses realized by a shareholder on the sale of shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such shares. In addition, no loss will be allowed on a sale or other disposition of shares if the shareholder acquires (including pursuant to reinvestment of dividends) shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

The Fund (or its administrative agents) is required to report to the Internal Revenue Service (“IRS”) and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012.  Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method.  Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012.  Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.  Shareholders that hold their shares through a

43

financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Under U.S. Treasury regulations, if a shareholder recognizes losses with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding and Information Reporting

Information returns will be filed with the Internal Revenue Service in connection with payments on the shares and the proceeds from a sale or other disposition of shares. A shareholder will be subject to backup withholding (currently, at a rate of 28%) on all such payments if it fails to provide the payor with its correct taxpayer identification number and to make required certifications or otherwise establish an exemption from backup withholding. Corporate shareholders (other than S corporations) and certain other shareholders generally are exempt from backup withholding. Any amounts withheld pursuant to these rules may be credited against the applicable shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Shareholders

The U.S. federal income taxation of a shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Shareholder”), depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder, distributions of investment company taxable income will generally be subject to a U.S. federal withholding tax at a rate of 30% (or lower treaty rate).

Under an exemption recently made permanent by Congress, properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

A non-U.S. Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements such capital gain dividends, undistributed capital gains and gains from the sale or exchange of shares will be subject to a 30% U.S. tax.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder, any distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Shareholder other than a corporation may be subject to backup withholding on net capital gain distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

A non-U.S. Shareholder may also be subject to U.S. estate tax with respect to their Fund shares.

44

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Other Taxes

Shareholders may be subject to state, local, other U.S. taxes and non-U.S. taxes on their Fund distributions.  Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

FINANCIAL STATEMENTS

The Fund’s Financial Statements for the period ended October 31, 2017, and the financial highlights for the period presented, appearing in the 2017 Annual Report to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, also appearing therein, are incorporated by reference in this SAI. No other parts of the 2017 Annual Report to Shareholders are incorporated herein.  The Fund’s 2017 Annual Report to Shareholders, which contain the referenced Financial Statements, is available upon request and without charge.

OTHER INFORMATION

Independent Registered Public Accounting Firm

An independent registered public accounting firm for the Fund performs an annual audit of the Fund’s financial statements. The Fund’s Board has engaged PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY 10017, to be the Fund’s independent registered public accounting firm.

Legal Counsel

Counsel to the Fund is Dechert LLP.

45

Appendix A—Description of securities ratings

Moody’s Investors Service Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

1.             Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Appendix A-1

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1.

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2.	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3.	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG.	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1.

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2.

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3.

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

Appendix A-2

SG.

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

2.             Short-Term Ratings

Moody’s short-term ratings reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

NOTE:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor’s

A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows:

Issuer Credit Rating Definitions

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

Appendix A-3

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short- term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•                  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation;

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of

Appendix A-4

changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C:

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C:

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D:

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if

Appendix A-5

payments on an obligation are jeopardized.

Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.:

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1:

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1:

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2:

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3:	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meets its

Appendix A-6

financial commitments over the short-term compared to other speculative-grade obligors.

C:

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Appendix A-7

Appendix B—Proxy Voting Policies

PROXY VOTING, CORPORATE ACTIONS AND CLASS ACTIONS POLICY AND PROCEDURES

A.                                    General

This policy is designed to ensure that the Fund fulfills its obligations and complies with the requirements under the Investment Company Act, the Securities Act and the Exchange Act with respect to proxy voting, disclosure, and recordkeeping.  This policy is also designed to ensure that all corporate actions and class actions are voted in the best interest of the Fund, to provide disclosure of the Fund’s corporate action voting record and to ensure that certain documentation is retained.

Pursuant to delegation by each, the Adviser has authority to make proxy, corporate and class action decisions on behalf of the Fund.  The Adviser’s objective is to ensure that its proxy voting, corporate and class action activities on behalf of the Fund are conducted in a manner consistent, under all circumstances, with the best interest of the Fund.

B.                                    Proxy Voting Policies

It is the policy of the Adviser to vote proxies in accordance with the following guidelines (to the extent each is applicable):

Adviser’s Voting
Proxy Proposal Issue	Policy
Routine Election of Directors	For
Issuance of Authorized Common Stock	For
Stock Repurchase Plans	For
Reincorporation	For
Director Indemnification	For
Require Shareholder Approval to Issue Preferred Stock	For
Require Shareholder Approval to Issue Golden Parachutes	For
Require Shareholder Approval of Poison Pill	For
Shareholders’ Right to Call Special Meetings	For
Shareholders’ Right to Act by Written Consent	For
Shareholder Ability to Remove Directors With or Without Cause	For
Shareholders Electing Directors to Fill Board Vacancies	For
Majority of Independent Directors	For
Board Committee Membership Exclusively of Independent Directors	For
401(k) Savings Plans for Employees	For
Anti-Greenmail Charter or By-laws Amendments	For
Corporate Name Change	For
Ratification of Auditors	For
Approve Financial Statements and Statutory Reports	For
Approve Consolidated Financial Statements and Statutory Reports	For
Supermajority Vote Requirement	Against
Blank Check Preferred	Against
Dual Classes of Stock	Against
Staggered or Classified Boards	Against
Fair Price Requirements	Against
Limited Terms for Directors	Against
Require Director Stock Ownership	Against
Accept Plan of Reorganization	Case by Case
Reprice Management Options	Case by Case
Adopt/Amend Stock Option Plan	Case by Case
Adopt/Amend Employee Stock Purchase Plan	Case by Case
Approve Merger/Acquisitions	Case by Case
Spin-offs	Case by Case
Corporate Restructurings	Case by Case
Asset Sales	Case by Case
Liquidations	Case by Case

Appendix B-1

Adviser’s Voting
Proxy Proposal Issue	Policy
Adopt Poison Pill	Case by Case
Golden Parachutes	Case by Case
Executive/Director Compensation	Case by Case
Social Issues	Case by Case
Contested Election of Directors	Case by Case
Stock Based Compensation for Directors	Case by Case
Increase Authorized Shares	Case by Case
Tender Offers	Case by Case
Exchange Offers	Case by Case
Preemptive Rights	Case by Case
Debt Restructuring	Case by Case
Loan Waivers and Consents	Case by Case

C.                                    Proxy and Corporate Action Voting Procedures

The Adviser will have the responsibility of voting proxies and corporate actions that it receives on behalf of the Fund.  Proxy proposals received by the Adviser and designated above in the proxy voting policies as “For” or “Against” will be voted by the Adviser in accordance with the proxy voting policies.  Proxy proposals received by the Adviser and designated above in the proxy voting policies as “Case by Case” (or not addressed in the proxy voting policies) and all corporate actions will be reviewed by the Adviser, and voted in the best interests of the Fund.  In accordance with Rule 204-2 of the Advisers Act, with respect to “Case by Case” issues, the Adviser will document the basis for the Adviser’s voting decisions with the assistance of the analyst who is in charge of the issuer.

Notwithstanding the foregoing, the Adviser may vote a proxy contrary to the proxy voting guidelines if the Adviser with the assistance of the analyst who is in charge of the issuer determines that such action is in the best interest of the Fund.  In the event that the Adviser votes contrary to the proxy voting guidelines, the Adviser with the assistance of the analyst who is in charge of the issuer will document the basis for the Adviser’s contrary voting decision.

In addition, the Adviser may choose not to vote proxies or corporate actions in certain situations, including, without limitation, (i) where the Fund has informed the Adviser that it wishes to retain the right to vote the proxy or corporate action, (ii) where the Adviser deems the cost of voting would exceed any anticipated benefit to the Fund or (iii) where a proxy or corporate action is received by the Adviser for a security it no longer manages on behalf of the Fund; or (iv) where there is a conflict and the Adviser determines that the Fund or an independent third party should vote the proxy or corporate action.  The Adviser with the assistance of the analyst who is in charge of the issuer will document the basis for the Adviser’s decision not to vote.

The Adviser has developed procedures for handling the receipt and voting of Fund proxies and corporate actions.

D.                                    Conflicts of Interest

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies or corporate actions due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes.  The Adviser, its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers or candidates for directorships.

If at any time, the Adviser becomes aware of an actual conflict of interest relating to a particular proxy or corporate actions proposal, the Adviser will convene a Conflicts Committee meeting.  The Conflicts Committee shall discuss the conflict, and, if the Committee believes that there is an appropriate course of action that treats its clients fairly (i.e., the conflict can be managed), the Committee will vote to take such action.  However, if the Committee cannot determine an appropriate course of action, the Committee will notify the Board, which will direct the Adviser how best to address the conflict.

In accordance with Rule 204-2, the Adviser will maintain the following records in connection with the Adviser’s proxy voting policies and procedures:

•                                          a copy of these Proxy Voting, Corporate Actions and Class Actions policies and procedures;

•                                          a copy of all proxy statements and corporate action notices received regarding Fund securities;

•                                          a record of each vote the Adviser casts on behalf of the Fund;

Appendix B-2

•                                          records of Fund shareholder requests for proxy voting information, including a copy of each written request for information on how the Adviser voted proxies on behalf of the Fund, and a copy of any written response by the Adviser to any Fund shareholder request for information on how the Adviser voted proxies on behalf of the Fund; and

•                                          any documentation prepared by the Adviser that was material to making a decision on how to vote, or that memorialized the basis for the voting decision.

The Adviser will also maintain similar records in connection with corporate actions.

The foregoing records will be maintained and preserved for a total of seven (7) years, the first two (2) years in the Adviser’s office.

E.                                    Changes to the Proxy Voting Policy

Changes may be made by the Adviser to the proxy policy as long as such changes are not expected to materially adversely affect the Fund.  Upon a material change, the Fund will be made aware of such material change to the proxy rules and the reasons for the change.

F.                                     Disclosure

The Adviser will provide all the information necessary for the Fund to make the required disclosures regarding proxy voting in its Statement of Additional Information, as well as on SEC Forms N-CSR and N-PX.  In addition, information regarding how the Fund’s proxies and corporate actions were voted by the Adviser will be provided to Fund shareholders upon their written request.

G.                                   Class Actions Policy

Purpose:  The Adviser seeks to act in the best interests of the Fund concerning lawsuits related to their investments.  From time to time, one or more issuers into which the Fund has invested may be subject to a lawsuit from its security holders.  As investors, the Fund may, if it chooses to participate, receive their pro rata portion of any recoveries.  The Adviser has adopted the following policies with respect to participation in class action lawsuits and related settlements.

Procedure:  The Adviser employs a third party that provides a list of outstanding class actions.  The Adviser’s Systems Department will prepare a report showing all investments for which a Fund may participate in a class action.  The Compliance Department will review the report with the Portfolio Manager to determine whether participation in the class action is in the best interest of the Fund.  There may be instances that it would not be in the best interest of the Fund to participate in a transaction, including, without limitation: (i) the Fund has appointed a person to the Board of Directors; (ii) the Fund is negotiating or may seek to negotiate a transaction with the issuer; or (iii) the level of resources that, in the view of the Portfolio Manager, would need to be allocated to the class action effort is disproportionate to the perceived potential benefit to the Fund.  In all such cases the Portfolio Manager shall document the basis for not participating in the class action.  Based on this review, the Compliance Department shall advise the third party which, if any, class actions the Fund would like to participate in.  The third party shall take such actions as are necessary to ensure the Fund’ participation, monitoring the class action, collecting and paying any recoveries to the Fund.

Documentation:  Compliance will maintain the following documentation:

a.              The list of all settled class actions

b.              The list of holdings subject to a class action suit

c.               The Portfolio Manager’s decision and rationale as to whether to participate

d.              All notices and other information regarding all class actions in which the Funds participated

e.               All collections

Review:  On not less than an annual basis this policy will be reviewed and revised, as needed.

Appendix B-3

AVENUE MUTUAL FUNDS TRUST

PART C. OTHER INFORMATION

Item 28.                                                  Exhibits

(a)                                 (1)                                 Certificate of Trust, filed on March 16, 2012 with registrant’s Registration Statement on Form N-1A (File Nos. 333-180165 and 811-22677) and incorporated by reference herein.

(2)                                 Amended and Restated Declaration of Trust, filed on May 18, 2012 with registrant’s Registration Statement on Form N-1A (File Nos. 333-180165 and 811-22677) and incorporated by reference herein.

(b)                                                                                 By-Laws, filed on May 18, 2012 with registrant’s Registration Statement on Form N-1A (File Nos. 333-180165 and 811-22677) and incorporated by reference herein.

(c)                                                                                  Not Applicable

(d)                                                                                 Form of Advisory Agreement, filed on May 31, 2012 with registrant’s Registration Statement on Form N-1A (File Nos. 333-180165 and 811-22677) and incorporated by reference herein.

(e)                                  (1)                                 Form of Distribution Agreement with Foreside Fund Services, LLC, filed on May 31, 2012 with registrant’s Registration Statement on Form N-1A (File Nos. 333-180165 and 811-22677) and incorporated by reference herein.

(2)                                 Form of Dealer Agreement, filed on May 31, 2012 with registrant’s Registration Statement on Form N-1A (File Nos. 333-180165 and 811-22677) and incorporated by reference herein.

(3)                                 Form of Selling Group Member Agreement, filed on May 31, 2012 with registrant’s Registration Statement on Form N-1A (File Nos. 333-180165 and 811-22677) and incorporated by reference herein.

(f)                                                                                   Not Applicable

(g)                                                                                  Master Custodian and Fund Accounting Services Agreement, filed on May 31, 2012 with registrant’s Registration Statement on Form N-1A (File Nos. 333-180165 and 811-22677) and incorporated by reference herein.

(h)                                 (1)                                 Administration Agreement, filed on May 31, 2012 with registrant’s Registration Statement on Form N-1A (File Nos. 333-180165 and 811-22677) and incorporated by reference herein.

(2)                                 Transfer Agency and Service Agreement, filed on May 31, 2012 with registrant’s Registration Statement on Form N-1A (File Nos. 333-180165 and 811-22677) and incorporated by reference herein.

(3)                                 Expense Reimbursement Agreement, dated as of December 14, 2017, between Avenue Capital Management II, L.P. and Avenue Mutual Funds Trust, on behalf of Avenue Credit Strategies Fund, is filed herewith as Exhibit (h)(3).

(4)                                 Form of Shareholder Servicing Plan and Agreement, filed on May 31, 2012 with registrant’s Registration Statement on Form N-1A (File Nos. 333-180165 and 811-22677) and incorporated by reference herein.

(i)                                                                                     Opinion and Consent of Dechert LLP, filed on May 31, 2012 with registrant’s Registration Statement on Form N-1A (File Nos. 333-180165 and 811-22677) and incorporated by reference herein.

(j)                                    (1)                                 Consent of Independent Registered Public Accounting Firm is filed herewith as Exhibit (j)(1).

(k)                                                                                 Not Applicable

(l)                                                                                     Not Applicable

(m)                                                                             Distribution and Service Plan, filed on May 31, 2012 with registrant’s Registration Statement on Form N-1A (File Nos. 333-180165 and 811-22677) and incorporated by reference herein.

(n)                                                                                 Rule 18f-3 Plan, filed on May 31, 2012 with registrant’s Registration Statement on Form N-1A (File Nos. 333-180165 and 811-22677) and incorporated by reference herein.

(o)                                                                                 Not Applicable

(p)                                 (1)                                 Code of Ethics of the Fund and the Adviser, is filed herewith as Exhibit (p)(1).

(2)                                 Code of Ethics of Foreside Fund Services, LLC, filed on May 31, 2012 with registrant’s Registration Statement on Form N-1A (File Nos. 333-180165 and 811-22677) and incorporated by reference herein.

Item 29.                                                  Persons Controlled by or Under Common Control with Registrant

Registrant is not controlled by or under common control with any person.  Registrant is controlled by its Board of Trustees.

Item 30.                                                  Indemnification

Pursuant to Section 8.03 of the Amended and Restated Declaration of Trust, subject to the limitations, if applicable, set forth in Section 8.03, the Trust shall, upon the determination described in the immediately following sentence, indemnify each of its Trustees, officers, and employees, and any Investment Adviser and any investment subadviser (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been a Trustee, officer, director, employee or agent, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office; or (iii) for a criminal proceeding, had reasonable cause to believe that such Covered Person’s conduct was unlawful.

Item 31.                                                  Business and Other Connections of Investment Adviser

The description of the Adviser under the caption “Management of the Fund” in the Prospectus and Statement of Additional Information of this registration statement are incorporated by reference herein. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser in the last two (2) years, reference is made to the Adviser’s current Form ADV (File No. 801-57734) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

Item 32.                                                  Principal Underwriters

(a)         Foreside Fund Services, LLC, Registrant’s underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund
2.	Absolute Shares Trust
3.	Active Weighting Funds ETF Trust
4.	AdvisorShares Trust
5.	AmericaFirst Quantitative Funds
6.	American Beacon Funds
7.	American Beacon Select Funds
8.	American Century ETF Trust
9.	ARK ETF Trust
10.	Avenue Mutual Funds Trust
11.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
12.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
13.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
14.	Bridgeway Funds, Inc.
15.	Brinker Capital Destinations Trust
16.	Calvert Ultra-Short Duration Income NextShares, Series of Calvert Management Series
17.	Center Coast MLP & Infrastructure Fund
18.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
19.	Context Capital Funds
20.	CornerCap Group of Funds
21.	Davis Fundamental ETF Trust
22.	Direxion Shares ETF Trust
23.	Eaton Vance NextShares Trust
24.	Eaton Vance NextShares Trust II
25.	EIP Investment Trust
26.	Elkhorn ETF Trust
27.	EntrepreneurShares Series Trust
28.	Evanston Alternative Opportunities Fund
29.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)
30.	FEG Absolute Access Fund I LLC
31.	Fiera Capital Series Trust
32.	FlexShares Trust
33.	Forum Funds
34.	Forum Funds II

35.	FQF Trust
36.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series
37.	GraniteShares ETF Trust
38.	Guinness Atkinson Funds
39.	Horizons ETF Trust
40.	Horizons ETF Trust I (f/k/a Recon Capital Series Trust)
41.	Infinity Core Alternative Fund
42.	Innovator IBD® 50 ETF, Series of Innovator ETFs Trust
43.	Innovator IBD® ETF Leaders ETF, Series of Innovator ETFs Trust
44.	Ironwood Institutional Multi-Strategy Fund LLC
45.	Ironwood Multi-Strategy Fund LLC
46.	John Hancock Exchange-Traded Fund Trust
47.	Manor Investment Funds
48.	Miller/Howard Funds Trust
49.	Miller/Howard High Income Equity Fund
50.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
51.	MProved Systematic Long-Short Fund, Series Portfolios Trust
52.	MProved Systematic Merger Arbitrage Fund, Series Portfolios Trust
53.	MProved Systematic Multi-Strategy Fund, Series Portfolios Trust
54.	OSI ETF Trust
55.	Palmer Square Opportunistic Income Fund
56.	Partners Group Private Income Opportunities, LLC
57.	PENN Capital Funds Trust
58.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
59.	Pine Grove Alternative Institutional Fund
60.	Plan Investment Fund, Inc.
61.	PMC Funds, Series of Trust for Professional Managers
62.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions
63.	Quaker Investment Trust
64.	Ranger Funds Investment Trust
65.	Renaissance Capital Greenwich Funds
66.	RMB Investors Trust (f/k/a Burnham Investors Trust)
67.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
68.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
69.	Salient MF Trust
70.	SharesPost 100 Fund
71.	Sound Shore Fund, Inc.
72.	Steben Alternative Investment Funds
73.	Steben Select Multi-Strategy Fund
74.	Strategy Shares
75.	The 504 Fund (f/k/a The Pennant 504 Fund)
76.	The Chartwell Funds
77.	The Community Development Fund
78.	The Relative Value Fund
79.	Third Avenue Trust
80.	Third Avenue Variable Series Trust
81.	TIFF Investment Program
82.	Transamerica ETF Trust
83.	U.S. Global Investors Funds
84.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
85.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
86.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II

87.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II
88.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
89.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
90.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
91.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
92.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
93.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
94.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
95.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
96.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
97.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
98.	Vivaldi Opportunities Fund
99.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
100.	Wintergreen Fund, Inc.
101.	WisdomTree Trust
102.	WST Investment Trust

(b)         The following are the Officers and Managers of Foreside Fund Services, LLC, the Registrant’s underwriter. Their main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)          Not applicable

Item 33.                                                 Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder to be maintained (i) by the registrant, will be maintained at its offices located at 399 Park Avenue, 6th Floor, New York, New York 10022, (ii) by the Adviser, will be maintained at its offices located at 399 Park Avenue, 6th Floor, New York, New York 10022 and (iii) by the Distributor, will be maintained at its office located at Three Canal Plaza, Suite 100, Portland, Maine 04101.

Item 34.                                                 Management Services

Not applicable.

Item 35.                                                 Undertakings

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 11 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 11 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 27th day of February, 2018.

AVENUE MUTUAL FUNDS TRUST

By	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacities indicated on the 27th day of February, 2018.

Signature	Title	Date

/s/ Randolph Takian	Trustee, Chief Executive Officer and President	February 27, 2018
Randolph Takian	(Principal Executive Officer)

/s/ Stephen Atkins	Treasurer and Chief Financial Officer	February 27, 2018
Stephen Atkins	(Principal Accounting Officer and Principal Financial Officer)

/s/ Joel Citron*	Trustee	February 27, 2018
Joel Citron

/s/ Julie Dien Ledoux*	Trustee	February 27, 2018
Julie Dien Ledoux

/s/ Darren Thompson*	Trustee	February 27, 2018
Darren Thompson

*This filing has been signed by each of the persons so indicated by the Attorney-in-Fact pursuant to powers of attorney filed herewith or heretofore.

/s/ Randolph Takian	February 27, 2018
Randolph Takian Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.

(h)	(3)	Expense Reimbursement Agreement, dated as of December 14, 2017, between Avenue Capital Management II, L.P. and Avenue Mutual Funds Trust, on behalf of Avenue Credit Strategies Fund
(j)	(1)	Consent of PricewaterhouseCoopers LLP
(p)	(1)	Code of Ethics of the Fund and the Adviser